                                         Filed pursuant to Rule 497(c) under the
                                              Securities Act of 1933, as amended
                                                 Registration File No.: 33-65632

[SCHRODERS GRAPHIC OMITTED]

PROSPECTUS

June 30, 2006

SCHRODER STRATEGIC BOND FUND

Investor Shares

This Prospectus describes one mutual fund offered by Schroder Series Trust (the
"Trust").

SCHRODER STRATEGIC BOND FUND seeks a high level of total return. The Fund invests in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world.

This Prospectus explains what you should know about the Fund before you invest.
Please read it carefully. You can call the Schroder Mutual Funds at (800)
464-3108 to find out more about the Fund and other funds in the Schroder family of funds. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THIS
PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A
CRIMINAL OFFENSE.

                              SCHRODER SERIES TRUST

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SUMMARY INFORMATION

   This summary identifies the investment objective, principal investment strategies, and principal risks of Schroder Strategic Bond Fund (the "Fund").

SCHRODER STRATEGIC BOND FUND

   INVESTMENT OBJECTIVE. To seek a high level of total return.

   PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks its objective by investing in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world. The Fund normally invests substantially all, and at least 80%, of its net assets in debt securities. The Fund may use derivatives for purposes of complying with this test. The Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund's sub-adviser will normally (though it will not necessarily) hedge a substantial portion of the Fund's foreign currency exposure back into the U.S. dollar, in order to limit the effects of changes in foreign currencies on the value of the Fund's portfolio. The Fund is a non-diversified investment company.

   The Fund may invest in any type of debt securities, including, for example, corporate debt securities, securities issued or guaranteed by sovereign governments, their agencies, or instrumentalities (including securities issued by the U.S. Government, the Government National Mortgage Association,
   Federal Home Loan Banks, Fannie Mae, and Freddie Mac) and mortgage-backed securities (including collateralized mortgage obligations). The Fund may invest in convertible securities and warrants. The Fund may invest in securities of any maturity, but will normally seek to maintain a dollar-weighted average portfolio duration of 10 years or less. The Fund may invest a substantial portion of its assets in mortgage-backed and mortgage-related securities, including collateralized mortgage obligations, and other asset-backed securities. Asset-backed securities in which the Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

   The Fund will invest principally in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard &
   Poor's Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Fund's sub-adviser has determined the securities to be of comparable quality. Up to
   40% of the Fund's total assets may be invested in securities rated below
   "investment grade", sometimes referred to as "junk bonds" (or, if unrated, determined by the Fund's sub-adviser to be of comparable quality).

   The Fund may (though it will not necessarily) purchase and sell interest rate futures contracts and enter into swap transactions, foreign currency forwards and swap transactions, and options, as a substitute for cash investments, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund's portfolio.
   The Fund may take long or short positions in so-called credit default swaps or other credit derivatives as an alternative to buying or selling debt securities themselves or otherwise to increase the Fund's total return. The
   Fund may also invest in money market securities when the Fund's sub-adviser expects the return on such securities to exceed the return on securities with longer durations.

                                     - 1 -

   In managing the Fund, the Fund's sub-adviser will allocate the Fund's assets among issuers, types of securities, industries, interest rates, and geographical regions, including emerging markets. An investment team located in London will make top-down investment allocation decisions. Subject to the oversight of this investment team, other investment teams located in various geographical regions or specializing in particular types of investments will implement those asset allocation decisions by selecting the specific securities in which the Fund will invest. In this way, the Fund's sub-adviser attempts to construct a portfolio representing many of the firm's "best ideas." The Fund's sub-adviser will change asset allocations and the Fund's portfolio securities in response to changes in its assessment of market, economic, political, and other factors. The sub-adviser may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value. The Fund's sub-adviser may trade the Fund's portfolio securities more frequently than many other mutual funds. Frequent trading of the Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains.

   PRINCIPAL RISKS.

   -- It is possible to lose money on an investment in the Fund.

   -- FOREIGN INVESTMENT RISK. Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

   -- FOREIGN CURRENCIES RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

   -- GEOGRAPHIC FOCUS RISK. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. The Fund may, from time to time, invest more than 25% of its net assets in one or more developed countries. To the extent the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

   -- INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

   -- EXTENSION RISK.  During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal

                                      - 2 -

      payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

   -- HIGH-YIELD/JUNK BONDS RISK. Securities rated below investment grade
      ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

   -- MORTGAGE AND ASSET-BACKED SECURITIES RISK.  Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. Asset-backed securities in which the Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral
      (usually automobiles) securing certain contracts, or other factors.

   -- U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate
      Risk"), prepayment risk (as described above under "Mortgage and
      Asset-Backed Securities Risk"), extension risk (as described above under
      "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

   -- LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

   -- DERIVATIVES RISK.  Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the
      Fund may not be able to close-out a derivative transaction at a favorable time or price.

   -- CONVERTIBLE SECURITIES RISK. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities.

                                      - 3 -

   -- WARRANTS RISK.  The Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

   -- EMERGING MARKET SECURITIES RISK.  The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries'
      economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

   -- MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

   -- FREQUENT TRADING/PORTFOLIO TURNOVER RISK.  Frequent trading of the
      Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's sub-adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be greater than 400%.

   -- NON-DIVERSIFICATION RISK.  The Fund is a non-diversified investment company. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the
      Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance. For performance information with respect to other investment accounts managed by the Fund's adviser, see the Statement of
Additional Information ("SAI").

                                 ------------

Changes in investment objective and policies. The policy described above requiring the Fund to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days' prior written notice to shareholders. Except for any policy described in this prospectus or in the SAI as fundamental, the Fund's investment objective and policies may be changed by the Trustees without a vote of the shareholders.

                                      - 4 -

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FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
INVESTOR SHARES OF THE FUND.

     SHAREHOLDER FEES  (paid directly from your investment):

            MAXIMUM SALES LOAD IMPOSED ON PURCHASES              None
            MAXIMUM DEFERRED SALES LOAD                          None
            MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS   None
            REDEMPTION FEE                                         2.00%(1)
            EXCHANGE FEE                                         None

     (1) Shares of the Fund held for two months or less are subject to a redemption fee of 2.00%.

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                                            SCHRODER
                                                            STRATEGIC
                                                              BOND
                                                              FUND

            Management Fees (1)                             0.75%
            Distribution (12b-1) Fees                        None
            Other Expenses (1)(2)                           1.21%
            Total Annual Fund Operating Expenses            1.96%
            Less: Fee Waiver and Expense Limitation (3)    (0.81%)
            Net Expenses (3)                                1.15%

   (1) Management Fees for the Fund include all fees payable to the Fund's adviser and its affiliates for investment advisory and fund administration services. The Fund also pays administrative fees directly to SEI
    Investments Global Fund Services, and those fees are included under "Other
    Expenses."

   (2) "Other Expenses" for the Fund are based on estimated amounts for the
    Fund's current fiscal year.

   (3) The "Net Expenses" shown for the Fund reflect the effect of contractually imposed fee waivers and/or expense limitations, in effect until June 30, 2007, on the Total Annual Fund Operating Expenses of the
    Fund. In order to limit the expenses of the Fund's Investor Shares, the
    Fund's adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until June 30, 2007 to the extent that the
    Total Annual Fund Operating Expenses of the Fund allocable to its Investor
    Shares exceed the annual rate of 1.15% (based on the average daily net assets attributable to the Fund's Investor Shares). The fee waiver and/or expense limitation for the Fund may only be terminated during its term by the Board of Trustees.

                                      - 5 -

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EXAMPLE

   This Example is intended to help you compare the cost of investing in the
   Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in Investor Shares of the Fund for the time periods indicated and then redeem all of your Investor Shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above
   (except that, in the first year, the operating expenses are the same as the
   Fund's Net Expenses shown above). Your actual costs may be higher or lower.
   Based on these assumptions, your costs would be:

                                      1 YEAR       3 YEARS
                                      ------       -------
  SCHRODER STRATEGIC BOND FUND         $117         $537
                                       ----         ----

                                      - 6 -

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PRINCIPAL RISKS OF INVESTING IN THE FUND

   The Fund may not achieve its objective. The following provides more detail about certain of the Fund's principal risks and the circumstances which could adversely affect the value of the Fund's shares or its investment return.

   -- INTEREST RATE RISK. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments.
   Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

   Up to 40% of the Fund's total assets may be invested in securities rated below "investment grade", sometimes referred to as "junk bonds" (or, if unrated, determined by the Fund's adviser to be of comparable quality). If a security has been rated by more than one nationally recognized statistical rating organization the Fund's adviser will consider the highest rating for the purposes of determining whether the security is of "investment grade."
   The Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund.
   The Fund considers whether a security is of "investment grade" only at the time of purchase.

   Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

   -- HIGH-YIELD/JUNK BONDS RISK. The Fund may invest up to 40% of its total assets in securities rated below "investment grade" (commonly known as "junk bonds") (or, if unrated, determined by the Fund's adviser to be of comparable quality) (see "Credit Risk", above), although normally the Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard & Poor's
   Rating Service, or Fitch Investors Service, Inc.) has rated the securities
   CC- (or the equivalent) or better, or the Fund's adviser has determined the securities to

                                      - 7 -

   be of comparable quality. The lower ratings of certain securities held by the
   Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by them, the Fund at times may be unable to establish the fair value of such securities. To the extent the Fund invests in securities in the lower rating categories, the achievement of the
   Fund's goals is more dependent on the Fund adviser's investment analysis than would be the case if the Fund was investing in securities in the higher rating categories.

   -- EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the Fund's assets or income from the Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time -- the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

   -- MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal.
   Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.
   Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of

                                      - 8 -

   payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The
   Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

   -- LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at anadvantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Illiquid securities may be highly volatile and difficult to value.

   -- DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Fund's sub-adviser anticipated.
   Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter"
   (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of the
   Fund's counterparty to perform its obligations under the transaction. The
   Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund.
   See the Fund's SAI for more information.

   -- CONVERTIBLE SECURITIES RISK. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

                                      - 9 -

   -- WARRANTS RISK. The Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

   -- FOREIGN INVESTMENT RISK. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United
   States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United
   States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

   In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United
   States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, the Fund may have limited recourse available to it. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

   Special tax considerations apply to the Fund's investments in foreign securities. In determining whether to invest the Fund's assets in debt securities of foreign issuers, the Fund's sub-adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United
   States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders. In certain circumstances, the Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

   In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or character of the Fund's distributions.

   -- FOREIGN CURRENCIES RISK. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. The Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

                                     - 10 -

   If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of the Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the Fund's income may be received or realized in these currencies, the
   Fund will be required to compute and distribute its income in U.S. dollars.
   As a result, if the exchange rate for any such currency declines after the
   Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. The Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

   -- EMERGING MARKET SECURITIES RISK. Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries.
   These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies.
   The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
   Although many of the emerging market securities in which the Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

   Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment

                                     - 11 -

   opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

   -- GEOGRAPHIC FOCUS RISK. To the extent that the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

   -- MANAGEMENT RISK. Because the Fund is actively managed, the Fund's investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

   -- FREQUENT TRADING/PORTFOLIO TURNOVER RISK. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund's sub-adviser believes to be temporary disparities in normal yield relationships between securities.
   A change in the securities held by the Fund is known as "portfolio turnover."
   Portfolio turnover generally involves some expense to the Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the
   Fund's performance. During periods when the Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced. The Fund's adviser currently expects that the portfolio turnover rate for the current fiscal year will be greater than 400% for the Fund. Consult your tax advisor regarding the Fund's portfolio turnover rate on your investments.

   -- U.S. GOVERNMENT SECURITIES RISK. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National
   Mortgage Association) are supported by the full faith and credit of the
   United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks)
   are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac)
   are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk (as described above under
   "Interest Rate Risk"), prepayment risk (as described above under "Mortgage and Asset-Backed Securities Risk"), extension risk (as described above under
   "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

   -- NON-DIVERSIFICATION RISK. The Fund is a non-diversified investment company. It therefore may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

                                     - 12 -

--------------------------------------------------------------------------------
NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

   In addition to the principal investment strategies described in the Principal
   Investment Strategies section above, the Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Fund's sub-adviser might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

   -- SHORT SALES. The Fund may sell a security short when the Fund's sub-adviser anticipates that the price of the security will decline. The Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund "closes" the short position. A short position will result in a loss if the market price of the security in question increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where such Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

   -- WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS. The
   Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for the Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

   -- SECURITIES LOANS AND REPURCHASE AGREEMENTS. The Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. The Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy, as a way to recognize additional current income on securities that it owns.

   -- TEMPORARY DEFENSIVE STRATEGIES. At times, the Fund's sub-adviser may judge that conditions in the securities markets make pursuing the Fund's investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's sub-adviser may, but is not required to, take temporary
   "defensive" positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In implementing these defensive strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund's sub-adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

   -- PRICING. At times market conditions might make it hard to value some investments. If the Fund has valued securities it holds too high, you may end up paying too much for the Fund's shares when you buy into the Fund. If the
   Fund underestimates the price of its

                                     - 13 -

   portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent the Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

   -- OTHER INVESTMENTS. The Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the
   Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Fund.

   -- SECURITIES IN DEFAULT. The Fund may invest in securities that are in default. Securities that are in default are subject generally to the risks described above under "Principal Risks of Investing in the Fund --
   High-Yield/Junk Bonds Risk", and which offer little or no prospect for the payment of the full amount of unpaid principal and interest, although normally the Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor
   Service, Inc., Standard & Poor's Rating Service, or Fitch Investors Service,
   Inc.) has rated the securities CC- (or the equivalent) or better, or the
   Fund's adviser has determined the securities to be of comparable quality.

   -- PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment, including the requirement that the Fund normally invest at least 80% of its net assets in debt securities. An investment by the Fund would not be considered to violate any percentage limitation unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in the discussion of the Fund's investment policies above to 80% of the Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.

   -- PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Fund's adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the
   Fund's net asset value. The Fund's sale of such investments may also be restricted under securities laws. In the event that the Trustees, or persons designated by the Trustees, determine that a security is "readily marketable"
   pursuant to these procedures, and the Fund is not able to sell such security at the price that such persons anticipate, the Fund's net asset value will decrease.

                                     - 14 -

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND

   The Trust is governed by a Board of Trustees. The Board of Trustees of the
   Trust has retained Schroder Investment Management North America Inc.
   ("Schroders") to serve as the Fund's adviser and to manage the investments of the Fund. Subject to the control of the Board of Trustees, Schroders also manages the Fund's other affairs and business.

   Schroder Investment Management North America Limited ("SIMNA Ltd."), an
   affiliate of Schroders, serves as sub-adviser responsible for portfolio management of the Fund.

   Schroders (itself and its predecessors) has been an investment manager since
   1962, and serves as investment adviser to the Fund and as investment adviser to other mutual funds and a broad range of institutional investors. Schroders plc, Schroders' ultimate parent, is a global asset management company with approximately $211 billion under management as of December 31, 2005.
   Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world's investment markets.

-- MANAGEMENT FEES. The Fund expects to pay management fees for investment management services to Schroders at the annual rate (based on the Fund's average daily net assets) of 0.75%. As compensation for SIMNA Ltd.'s services as sub-adviser, Schroders pays to SIMNA Ltd. fifty percent of the investment advisory fees Schroders receives from the Fund.

-- EXPENSE LIMITATIONS AND WAIVERS. In order to limit the expenses of the Fund,
   Schroders has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until June 30, 2007 to the extent that the
   Total Annual Fund Operating Expenses of the Fund allocable to its Investor
   Shares exceed the annual rate of 1.15% (based on the average daily net assets attributable to the Fund's Investor Shares).

-- PORTFOLIO MANAGEMENT. The following portfolio managers at Schroders and
   SIMNA Ltd. have primary responsibility for making investment decisions for the Fund. Each portfolio manager's recent professional experience is also shown. The Fund's SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and each portfolio manager's ownership of securities in the Fund.

                                                                            RECENT PROFESSIONAL
FUND                        NAME                TITLE         SINCE         EXPERIENCE

Schroder Strategic Bond     Robert Michele,     Global        June 30,      Mr. Michele is Global Head of
Fund                        CFA                 Head of       2006          Fixed Income of Schroders.
                                                Fixed                       He has been an employee of
                                                Income                      Schroders since 1998.
Schroder Strategic Bond     Louise Davies       Portfolio     June 30,      Ms. Davies is a Portfolio
Fund                                            Manager       2006          Manager of Schroders.
                                                                            She has been an employee of
                                                                            Schroders since 1999.

                                     - 15 -

--------------------------------------------------------------------------------
HOW THE FUND'S SHARES ARE PRICED

   The Fund calculates the net asset value of its Investor Shares by dividing the total value of its assets attributable to its Investor Shares, less its liabilities attributable to those shares, by the number of Investor Shares outstanding. The Fund values its Investor Shares as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m., Eastern
   Time) each day the Exchange is open. The Trust expects that days, other than weekend days, when the Exchange will not be open are New Year's Day, Martin
   Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day,
   Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Securities
   for which market quotations are readily available are valued at prices which, in the opinion of Schroders, most nearly represent the market values of such securities. Securities for which market values are not readily available, or for which the Fund's adviser believes the market value is unreliable
   (including, for example, certain foreign securities, thinly traded securities, initial public offerings, or when there is a particular event that may affect the value of a security), are valued by Schroders at their fair values pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees, generally by reference to other securities or indexes. For instance, a pricing service may recommend a fair value based generally on prices of comparable securities.
   Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sales prices on any day or, in the absence of a reported sale price, at mid-market prices. Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options and futures not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the most recently reported mid-market price. If such prices are not available, unlisted securities and derivatives are valued by Schroders at their fair values based on quotations from dealers, and if such quotations are not available based on factors in the market where such securities trade, such as security and bond prices, interest rates, and currency exchange rates. The Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the
   Exchange is open. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund's investments may be priced based on fair values provided by a third party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the
   Schroders' Fair Value Committee in consultation with the Board of Trustees, pursuant to guidelines established by the Board of Trustees, and under the ultimate supervision of the Board of Trustees. Short-term investments that will mature within 60 days are valued by Schroders using amortized cost pursuant to procedures adopted by the Board of Trustees. The net asset value of the Fund's Investor Shares may differ from that of its Advisor Shares due to differences in the expenses of Investor Shares and Advisor Shares.

                                     - 16 -

--------------------------------------------------------------------------------
HOW TO BUY SHARES

   The Trust, through its distributor, Schroder Fund Advisors Inc., sells
   Investor Shares of the Fund at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund.

   You may purchase Investor Shares of the Fund by completing the Account
   Application that accompanies this Prospectus, and sending payment by check or wire as described below. Acceptance of your order will be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority from corporations, administrators, executors, personal representatives, directors, or custodians.

   The Fund sells its Investor Shares at their net asset value next determined after the Fund, its transfer agent, Boston Financial Data Services, Inc.
   ("BFDS"), or an authorized broker or financial institution (as described below) receives your request in good order (meaning that the request meets the requirements set out below and in the Account Application, and otherwise meets the requirements implemented from time to time by the Fund's transfer agent or the Fund). In order for you to receive the Fund's next determined net asset value, the Fund, BFDS or the authorized broker or financial institution must receive your order before the close of trading on the
   Exchange (normally 4:00 p.m., Eastern Time). The Trust reserves the right to reject any order to purchase Investor Shares of any of its Funds. The Trust generally expects to inform any persons that their purchase has been rejected within 24 hours.

   The minimum investments for initial and additional purchases of Investor
   Shares of the Fund are as follows:

                         INITIAL INVESTMENT   ADDITIONAL INVESTMENTS
  REGULAR ACCOUNTS      $250,000             $1,000

   The Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of
   Schroders, any of its affiliates or a financial intermediary authorized to sell shares of the Fund, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of
   Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

   Investor Shares of the Fund are intended for purchase by investors making a minimum initial investment of $250,000 and purchasing shares directly from the Fund. Advisor Shares of the Fund are offered through another prospectus and are intended for investors making a minimum initial investment of $2,500 through a regular account or a traditional or Roth IRA and purchasing shares through a financial intermediary.

   The Fund does not issue share certificates.

   The Trust may suspend the offering of Investor Shares of the Fund for any period of time. The Trust may change any investment minimum from time to time.

   Purchases by check. You may purchase Investor Shares of the Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase Investor
   Shares of two or more Funds, make your check payable to Schroder Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Funds

                                     - 17 -

   whose shares you are purchasing. Schroder Mutual Funds will not accept third-party checks or starter checks. You should direct your check and your completed Account Application as follows:

   REGULAR MAIL            OVERNIGHT OR EXPRESS MAIL
   Schroder Mutual Funds   Boston Financial Data Services, Inc.
   P.O. Box 8507           Attn: Schroder Mutual Funds
   Boston, MA 02266        66 Brooks Drive
                           Braintree, MA 02184

     For initial purchases, a completed Account Application must accompany your check.

   Purchases by bank wire. If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the
   Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally 4:00
   p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

   Please call BFDS at (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside the United States, please call (617) 483-5000 and ask to speak with a Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

      STATE STREET BANK AND TRUST COMPANY
      225 Franklin Street
      Boston, Massachusetts 02110
      ABA No.: 011000028
      Attn: Schroder Mutual Funds
      DDA No.: 9904-650-0
      FBO: Account Registration
      A/C: Mutual Fund Account Number
        Name of Fund

   BFDS will not process your purchase until it receives the wired funds.

   Automatic purchases. You can make regular investments of $100 or more per month or quarter in Investor Shares of the Fund through automatic deductions from your bank account. Please complete the appropriate section of the
   Account Application if you would like to utilize this option. For more information, please call (800) 464-3108.

   Brokers and other financial institutions. You may also buy and exchange
   Investor Shares of the Fund through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund Advisors
   Inc. The purchase and exchange policies and fees charged by such brokers and other institutions may be different than those of the Fund. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on buying or exchanging Investor Shares. Please consult a representative of your financial institution for further information.

   Certain brokers or other financial institutions may accept purchase orders for Investor Shares on behalf of the Fund. Such brokers or financial institutions may designate other

                                     - 18 -

   intermediaries to accept purchase orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors
   Inc., the Trust's distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

   Brokers or other agents may charge investors a fee for effecting transactions in shares of the Fund, in addition to any fees the Fund charges.

   Purchases in kind. Investors may purchase Investor Shares of the Fund for cash or in exchange for securities, subject to the determination by Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If the Fund receives securities from an investor in exchange for Investor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the
   Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for
   Investor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Investor Shares of the Fund may be a taxable transaction to the investor, in which case the Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Fund values securities accepted by Schroders in the same manner as are the Fund's portfolio securities as of the time of the next determination of the Fund's net asset value. Although the Fund seeks to determine the fair value of securities contributed to the Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Fund. All rights reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund upon receipt by the investor. Investors may realize a taxable gain or loss upon the exchange.
   Investors interested in purchases through exchange should telephone Schroders at (800) 464-3108, their Schroders client representative, or other financial intermediary.

   Certain payments by Schroders or its affiliates. Schroder Fund Advisors Inc.,
   Schroders, or their affiliates may, at their own expense and out of their own assets, provide compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of the Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

                                     - 19 -

   If correspondence to the shareholder's address of record is returned, then, unless BFDS determines the shareholder's new address, BFDS will reinvest dividends and other distributions returned to it in the Fund, and if the correspondence included checks, the checks will be canceled and re-deposited to the shareholder's account at then-current net asset value.

                                     - 20 -

--------------------------------------------------------------------------------
HOW TO SELL SHARES

   When you may redeem. You may sell your Investor Shares back to the Fund on any day the Exchange is open by sending a letter of instruction or stock power form to Schroder Mutual Funds, or by calling BFDS at (800) 464-3108.
   Redemption requests received in good order by Schroder Mutual Funds, BFDS, or an authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day.
   Orders received after that time will receive the next day's net asset value.
   A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request in excess of $50,000, or for any amount being sent to an address or bank account that is not registered on the account. The Stamp 2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than $50,000. The Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

   The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. The Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Investor Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

   Brokers and other financial institutions. You may also redeem and exchange
   Investor Shares of the Fund through an authorized broker or other financial institution that has an agreement with Schroders or Schroder Fund Advisors
   Inc. The redemption and exchange policies and fees charged by such brokers and other institutions may be different than those of the Fund. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees and may set different investment minimums or limitations on exchanging or redeeming Investor Shares. Please consult a representative of your financial institution for further information.

   Certain brokers or other financial institutions may accept redemption orders for Investor Shares on behalf of the Fund. Such brokers or financial institutions may designate other intermediaries to accept redemption orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the Trust's distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker

                                     - 21 -

   or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

   Brokers or other agents may charge investors a fee for effecting transactions in shares of the Fund, in addition to any fees the Fund charges.

   Involuntary redemptions. If, because of your redemptions, your account balance for the Fund falls below a minimum amount set by the Trustees
   (presently $2,000), a Trust may choose to redeem your Investor Shares in the
   Fund and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your Investor Shares, and you may purchase additional Investor Shares at any time to avoid a redemption. The Trust may also redeem Investor Shares if you own shares of the Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

   Suspension. The Trust may suspend the right of redemption of the Fund or postpone payment by the Fund during any period when: (1) trading on the
   Exchange is restricted, as determined by the Securities and Exchange
   Commission ("SEC"), or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the
   SEC) exists, making disposal of portfolio investments or determination of the
   Fund's net asset value not reasonably practicable.

   Redemptions in kind. The Trust does not expect to redeem Investor Shares in kind under normal circumstances. If the Trust redeems your Investor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. The
   Trust may pay redemption proceeds in any amount with respect to the Fund in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash.

   General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required.
   For more details, please contact BFDS at (800) 464-3108, your Schroders client representative or your financial intermediary. The Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

   Redemption fee. The Fund imposes a 2.00% redemption fee on shares redeemed
   (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the
   Fund. The purpose of the redemption fee is principally to discourage market timing, and also to help defray costs incurred by the Fund in connection with short-term trading by investors in its shares.

   To the extent that the redemption fee applies, the price you will receive when you redeem your shares of the Fund is the net asset value next determined after receipt of your

                                     - 22 -

   redemption request in good order, minus the redemption fee. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund, or shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to IRAs, and may also apply to shares held in employer-sponsored retirement accounts (such as
   401(k), 403(b), Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension accounts) and shares in retirement plans held in broker omnibus accounts.

   For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made on a first-purchased, first-redeemed basis.

                                     - 23 -

--------------------------------------------------------------------------------
EXCHANGES

   You can exchange your Investor Shares of the Fund for Investor Shares of other funds in the Schroder family of funds at any time at their respective net asset values. An exchange of shares of the Fund may be subject to a redemption fee of 2.00% as described above under "Redemption Fee" (such that the exchange would be made at net asset value minus any redemption fee). The
   Trust would treat the exchange as a sale of your Investor Shares, and any gain on the exchange will generally be subject to tax. For a listing of the
   Schroder funds available for exchange and to exchange Investor Shares, please call (800) 464-3108. (From outside the United States, please call (617)
   483-5000 and ask to speak with a representative of the Schroder Mutual
   Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The Trust and Schroders reserve the right to change or suspend the exchange privilege at any time.
   Schroders would notify shareholders of any such change or suspension.

                                     - 24 -

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

   The Fund declares dividends from net investment income and distributes these dividends quarterly. The Fund distributes any net realized capital gain at least annually. The Fund makes distributions from net capital gain after applying any available capital loss carryovers.

   YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

   -- Reinvest all distributions in additional Investor Shares of your Fund;

   -- Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Investor Shares of your Fund;

   -- Receive distributions from net investment income in additional Investor
      Shares of your Fund while receiving capital gain distributions in cash;
      or

   -- Receive all distributions in cash.

   You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by the
   Fund will be reinvested in Investor Shares of the Fund. You will receive a statement confirming reinvestment of distributions in additional Fund shares promptly following the period in which the reinvestment occurs.

                                     - 25 -

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

   Excessive trading can hurt Fund performance, operations, and shareholders.
   The Board of Trustees of the Trust has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund discourages, and does not accommodate, frequent purchases and redemption of the Fund's shares to the extent Schroders believes that such trading is harmful to the Fund's shareholders, although the Fund will not necessarily prevent all frequent trading in its shares. The
   Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). The Trust or
   Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to the Fund or its shareholders, although the Trust and
   Schroders have not established any maximum amount or number of such exchanges that may occur in any period. The Trust generally expects to inform any persons that their purchase has been rejected within 24 hours. In addition, the Board of Trustees of the Trust has established a 2.00% redemption fee for shares of the Fund held for two months or less from their date of purchase.
   See "How to Sell Shares -- Redemption Fee" for further information. The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of
   Fund shares. The Trust or its distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trust's "market timing" policies.
   The Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or
   Schroders would do so). Please see the SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Fund or Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Fund, or that the Fund or Schroders will be successful in limiting or eliminating such activities.

                                     - 26 -

--------------------------------------------------------------------------------
PAYMENT OF FEES

   Subject to general review by the Board of Trustees, the Fund may pay
   Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Fund's service providers, including Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

                                     - 27 -

--------------------------------------------------------------------------------
TAXES

   TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the
   Fund owned for one year or less and gains on the sale of bonds characterized as a market discount sale will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from "qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

   Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

   The Fund's investment in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations.
   Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Internal
   Revenue Code (a "foreign person"), are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004, effective for taxable years of the
   Fund beginning after December 31, 2004 and before January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to
   U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

   Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the
   10% and 15% rate brackets -- for taxable years beginning before January 1,
   2011.

   TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in the Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

   FOREIGN TAXES. The Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's return on those securities would be

                                     - 28 -

   decreased. Shareholders of Schroders funds that invest more than 50% of their assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of other Schroders funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

   DERIVATIVES. The Fund's use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

   CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
   summary of certain U.S. federal income tax consequences of investing in the
   Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund.

                                     - 29 -

--------------------------------------------------------------------------------
DISCLOSURES OF FUND PORTFOLIO INFORMATION

   Please see the Fund's SAI for a description of the Fund's policies and procedures regarding the persons to whom the Fund or Schroders may disclose the Fund's portfolio securities positions, and under which circumstances.

                                     - 30 -

--------------------------------------------------------------------------------
USA PATRIOT ACT

   To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with the
   Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                     - 31 -

                              INVESTMENT MANAGER
               Schroder Investment Management North America Inc.
                                875 Third Avenue
                            New York, New York 10022

                            INVESTMENT SUB-ADVISER
              Schroder Investment Management North America Limited
                               31 Gresham Street
                                London EC2V 7QA

                                 ADMINISTRATOR
                     SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                   CUSTODIAN
                             J.P. Morgan Chase Bank
                                270 Park Avenue
                            New York, New York 10017

                                  DISTRIBUTOR
                          Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                               Two Heritage Drive
                       North Quincy, Massachusetts 02171

                                    COUNSEL
                                Ropes & Gray LLP
                            One International Place
                          Boston, Massachusetts 02110

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                              Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

SCHRODER SERIES TRUST
Schroder Strategic Bond Fund

The Fund has an SAI which includes additional information about the Fund. The
SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. You may get free copies of the SAI, request other information about the Fund, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617)
483-5000 and ask to speak with a representative of the Schroder Mutual Funds.
The Fund's SAI is also available on the following website:
WWW.SCHRODERFUNDS.COM.

You may review and copy information about the Fund, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Fund on the SEC Internet site at WWW.SEC.GOV. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public
Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is:
Schroder Series Trust: 811-7840.

SCHRODER SERIES TRUST
875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-7840 -- Schroder Series Trust

                                         Filed pursuant to Rule 497(c) under the
                                              Securities Act of 1933, as amended
                                                 Registration File No.: 33-65632

[GRAPHIC OMITTED]

PROSPECTUS

June 30, 2006

SCHRODER STRATEGIC BOND FUND

Advisor Shares

This Prospectus describes one mutual fund offered by Schroder Series Trust (the
"Trust").

SCHRODER STRATEGIC BOND FUND seeks a high level of total return. The Fund invests in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world.

This Prospectus explains what you should know about the Fund before you invest.
Please read it carefully. You can call the Schroder Mutual Funds at (800)
464-3108 to find out more about the Fund and other funds in the Schroder family of funds. From outside the United States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.

NEITHER THE U.S. SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES
COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF
THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.

                             SCHRODER SERIES TRUST

                                                                             PAGE
                                                                             ---

                                     - i -

--------------------------------------------------------------------------------
SUMMARY INFORMATION

   This summary identifies the investment objective, principal investment strategies, and principal risks of Schroder Strategic Bond Fund (the
   "Fund").

SCHRODER STRATEGIC BOND FUND

   INVESTMENT OBJECTIVE. To seek a high level of total return.

   PRINCIPAL INVESTMENT STRATEGIES. The Fund seeks its objective by investing in a portfolio of debt securities of issuers across a spectrum of sectors and markets around the world. The Fund normally invests substantially all, and at least 80%, of its net assets in debt securities. The Fund may use derivatives for purposes of complying with this test. The Fund may, from time to time, invest more than 25% of its net assets in any one country or group of countries. The Fund's sub-adviser will normally (though it will not necessarily) hedge a substantial portion of the Fund's foreign currency exposure back into the U.S. dollar, in order to limit the effects of changes in foreign currencies on the value of the Fund's portfolio. The
   Fund is a non-diversified investment company.

   The Fund may invest in any type of debt securities, including, for example, corporate debt securities, securities issued or guaranteed by sovereign governments, their agencies, or instrumentalities (including securities issued by the U.S. Government, the Government National Mortgage
   Association, Federal Home Loan Banks, Fannie Mae, and Freddie Mac) and
   mortgage-backed securities (including collateralized mortgage obligations).
   The Fund may invest in convertible securities and warrants. The Fund may invest in securities of any maturity, but will normally seek to maintain a dollar-weighted average portfolio duration of 10 years or less. The Fund may invest a substantial portion of its assets in mortgage-backed and mortgage-related securities, including collateralized mortgage obligations, and other asset-backed securities. Asset-backed securities in which the
   Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements.

   The Fund will invest principally in securities of "investment grade" at the time of purchase, meaning either that a nationally recognized statistical rating organization (for example, Moody's Investor Service, Inc., Standard
   & Poor's Rating Service, or Fitch Investors Service, Inc.) has rated the securities Baa3 or BBB- (or the equivalent) or better, or the Fund's sub-adviser has determined the securities to be of comparable quality. Up to 40% of the Fund's total assets may be invested in securities rated below
   "investment grade", sometimes referred to as "junk bonds" (or, if unrated, determined by the Fund's sub-adviser to be of comparable quality).

   The Fund may (though it will not necessarily) purchase and sell interest rate futures contracts and enter into swap transactions, foreign currency forwards and swap transactions, and options, as a substitute for cash investments, for hedging purposes, to take a net short position in certain markets, or to adjust the interest rate sensitivity and duration of the Fund's portfolio.
   The Fund may take long or short positions in so-called credit default swaps or other credit derivatives as an alternative to buying or selling debt securities themselves or otherwise to increase the Fund's total return. The
   Fund may also invest in money market securities when the Fund's sub-adviser expects the return on such securities to exceed the return on securities with longer durations.

   In managing the Fund, the Fund's sub-adviser will allocate the Fund's assets among issuers, types of securities, industries, interest rates, and geographical regions, including

                                     - 1 -

   emerging markets. An investment team located in London will make top-down investment allocation decisions. Subject to the oversight of this investment team, other investment teams located in various geographical regions or specializing in particular types of investments will implement those asset allocation decisions by selecting the specific securities in which the Fund will invest. In this way, the Fund's sub-adviser attempts to construct a portfolio representing many of the firm's "best ideas." The
   Fund's sub-adviser will change asset allocations and the Fund's portfolio securities in response to changes in its assessment of market, economic, political, and other factors. The sub-adviser may sell securities when it believes that they no longer offer attractive potential future returns compared to other investment opportunities or that they present undesirable risks, or in order to limit losses on securities that have declined in value. The Fund's sub-adviser may trade the Fund's portfolio securities more frequently than many other mutual funds. Frequent trading of the
   Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains.

PRINCIPAL RISKS.

   -- It is possible to lose money on an investment in the Fund.

   -- FOREIGN INVESTMENT RISK.  Adverse political, regulatory, market, or economic developments in foreign countries can affect issuers located in those countries. Investments in foreign countries may also be subject to foreign withholding taxes.

   -- FOREIGN CURRENCIES RISK. Investments in foreign securities are normally denominated and traded in foreign currencies. The value of the Fund's assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies.

   -- GEOGRAPHIC FOCUS RISK. There is no limit on the amount of the Fund's assets that may be invested in securities of issuers domiciled in any one country. The Fund may, from time to time, invest more than 25% of its net assets in one or more developed countries. To the extent the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

   -- INTEREST RATE RISK. Interest rate increases can cause the price of a debt security to decrease. In addition, if a security is prepaid in a period of falling interest rates, the Fund may have to reinvest the proceeds in lower-yielding investments. Interest rate risk is generally greater in the case of securities with longer durations and in the case of portfolios of securities with longer average durations.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security.

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the value of the Fund's investments may decline as inflation reduces the value of money. Deflation risk is the risk that prices throughout the economy may decline over time, which may have an adverse effect on the creditworthiness of issuers in whose securities the Fund invests.

   -- EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

                                     - 2 -

   -- HIGH-YIELD/JUNK BONDS RISK. Securities rated below investment grade
      ("high-yield bonds" or "junk bonds") lack outstanding investment characteristics and have speculative characteristics and are subject to greater credit and market risks than higher-rated securities. The lower ratings of junk bonds reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. If this were to occur, the values of such securities held by the Fund may become more volatile.

   -- MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed and asset-backed investments tend to increase in value less than other debt securities when interest rates decline, but are subject to similar risk of decline in market value during periods of rising interest rates. The values of mortgage-backed and asset-backed securities become more volatile as interest rates rise. In a period of declining interest rates, the Fund may be required to reinvest more frequent prepayments on mortgage-backed and asset-backed investments in lower-yielding investments. Asset-backed securities in which the Fund invests may have underlying assets that include motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. Like mortgages underlying mortgage-backed securities, underlying automobile sales contracts or credit card receivables are subject to prepayment, which may reduce the overall return to certificate holders. Certificate holders may also experience delays in payment on the certificates if the full amounts due on underlying sales contracts or receivables are not realized by the trust because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral
      (usually automobiles) securing certain contracts, or other factors.

   -- U.S. GOVERNMENT SECURITIES RISK. Securities issued or guaranteed by certain agencies and instrumentalities of the U.S. Government are not supported by the full faith and credit of the United States. For example, mortgage-backed bonds issued by Fannie Mae or Freddie Mac are backed only by the credit of those issuers. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate
      Risk"), prepayment risk (as described above under "Mortgage and
      Asset-Backed Securities Risk"), extension risk (as described above under
      "Extension Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

   -- LIQUIDITY RISK. The Fund may find it difficult to sell or to close out certain investments at favorable prices or times. Illiquid securities may be highly volatile and difficult to value.

   -- DERIVATIVES RISK. Derivative transactions typically involve leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested, and the Fund may not be able to close-out a derivative transaction at a favorable time or price.

   -- CONVERTIBLE SECURITIES RISK. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities.

                                     - 3 -

   -- WARRANTS RISK. The Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

   -- EMERGING MARKET SECURITIES RISK. The Fund may invest in "emerging market" countries whose securities markets may experience heightened levels of volatility. The risks of investing in emerging markets include greater political and economic uncertainties than in foreign developed markets, currency transfer restrictions, a more limited number of potential buyers, and an emerging market country's dependence on revenue from particular commodities or international aid. Additionally, the securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages or protections of markets or legal systems available in more developed countries. Emerging market countries may experience extremely high levels of inflation, which may adversely affect those countries'
      economies, currencies, and securities markets. Also, emerging market issuers are often smaller and less well-known than larger, more widely held companies, and involve certain special risks associated with smaller capitalization companies.

   -- MANAGEMENT RISK. Because the Fund is actively managed, its investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and the investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

   -- FREQUENT TRADING/PORTFOLIO TURNOVER RISK. Frequent trading of the Fund's portfolio securities will result in relatively high transaction costs and may result in taxable capital gains. The Fund's sub-adviser currently expects that the portfolio turnover rate for the Fund's current fiscal year will be greater than 400%.

   -- NON-DIVERSIFICATION RISK. The Fund is a non-diversified investment company. It may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the
      Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

Performance Information. The Fund recently commenced operations and does not yet have historical investment performance. For performance information with respect to other investment accounts managed by the Fund's adviser, see the
Statement of Additional Information ("SAI").
                                 ------------
Changes in investment objective and policies. The policy described above requiring the Fund to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days' prior written notice to shareholders. Except for any policy described in this prospectus or in the SAI as fundamental, the Fund's investment objective and policies may be changed by the Trustees without a vote of the shareholders.

                                     - 4 -

--------------------------------------------------------------------------------
FEES AND EXPENSES

THIS TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU MAY PAY IF YOU BUY AND HOLD
ADVISOR SHARES OF THE FUND.

     SHAREHOLDER FEES (paid directly from your investment):

      MAXIMUM SALES LOAD IMPOSED ON PURCHASES                None
      MAXIMUM DEFERRED SALES LOAD                            None
      MAXIMUM SALES LOAD IMPOSED ON REINVESTED DIVIDENDS     None
      REDEMPTION FEE                                           2.00%(1)
      EXCHANGE FEE                                           None

     (1)  Shares of the Fund held for two months or less are subject to a redemption fee of 2.00%.

     ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets):

                                         SCHRODER STRATEGIC BOND FUND
                                         ----------------------------

   MANAGEMENT FEES (1)                             0.75%
                                                  -----
   DISTRIBUTION (12B-1) FEES                       0.25%
                                                  -----
   OTHER EXPENSES (1)(2)                           1.21%
                                                  -----
   TOTAL ANNUAL FUND OPERATING EXPENSES            2.21%
                                                  -----
   LESS: FEE WAIVER AND EXPENSE LIMITATION (3)    (0.81%)
                                                  -----
   NET EXPENSES (3)                                1.40%
                                                  -----

   (1) Management Fees for the Fund include all fees payable to the Fund's adviser and its affiliates for investment advisory and fund administration services. The Fund also pays administrative fees directly to SEI
    Investments Global Fund Services, and those fees are included under "Other
    Expenses."

   (2) "Other Expenses" for the Fund are based on estimated amounts for the
    Fund's current fiscal year.

   (3) The "Net Expenses" shown for the Fund reflect the effect of contractually imposed fee waivers and/or expense limitations, in effect until June 30, 2007, on the Total Annual Fund Operating Expenses of the
    Fund. In order to limit the expenses of the Fund's Advisor Shares, the
    Fund's adviser has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until June 30, 2007 to the extent that the
    Total Annual Fund Operating Expenses of the Fund allocable to its Advisor
    Shares exceed the annual rate of 1.40% (based on the average daily net assets attributable to the Fund's Advisor Shares). The fee waiver and/or expense limitation for the Fund may only be terminated during its term by the Board of Trustees.

                                     - 5 -

--------------------------------------------------------------------------------
EXAMPLE

   This Example is intended to help you compare the cost of investing in the
   Fund with the cost of investing in other mutual funds.

   The Example assumes that you invest $10,000 in Advisor Shares of the Fund for the time periods indicated and then redeem all of your Advisor Shares at the end of those periods. The Example also assumes that your investment earns a 5% return each year and that the Fund's operating expenses for each year are the same as the Fund's Total Annual Fund Operating Expenses shown above (except that, in the first year, the operating expenses are the same as the Fund's Net Expenses shown above). Your actual costs may be higher or lower. Based on these assumptions, your costs would be:

                                     1 YEAR      3 YEARS
                                     ------      -------

   SCHRODER STRATEGIC BOND FUND       $143         $613
                                      ----         ----

   Because of Rule 12b-1 fees paid by the Fund, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales load permitted under the applicable broker-dealer sales rules.

                                     - 6 -

--------------------------------------------------------------------------------
PRINCIPAL RISKS OF INVESTING IN THE FUND

   The Fund may not achieve its objective. The following provides more detail about certain of the Fund's principal risks and the circumstances which could adversely affect the value of the Fund's shares or its investment return.

   -- INTEREST RATE RISK. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the values of existing debt instruments, and rising interest rates generally reduce the value of existing debt instruments. Interest rate risk is generally greater for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

   -- CREDIT RISK. The ability, or perceived ability, of the issuer of a debt security to make timely payments of interest and principal on the security will affect the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer's securities.

      Up to 40% of the Fund's total assets may be invested in securities rated below "investment grade", sometimes referred to as "junk bonds" (or, if unrated, determined by the Fund's adviser to be of comparable quality).
      If a security has been rated by more than one nationally recognized statistical rating organization the Fund's adviser will consider the highest rating for the purposes of determining whether the security is of
      "investment grade." The Fund will not necessarily dispose of a security held by it if its rating falls below investment grade, although the
      Fund's adviser will consider whether the security continues to be an appropriate investment for the Fund. The Fund considers whether a security is of "investment grade" only at the time of purchase.

      Credit risk is generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer's current financial condition, and does not reflect an assessment of an investment's volatility or liquidity.
      Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

   -- HIGH-YIELD/JUNK BONDS RISK. The Fund may invest up to 40% of its total assets in securities rated below "investment grade" (commonly known as
      "junk bonds") (or, if unrated, determined by the Fund's adviser to be of comparable quality) (see "Credit Risk", above), although normally the
      Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor

                                     - 7 -

      Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
      Service, Inc.) has rated the securities CC- (or the equivalent) or better, or the Fund's adviser has determined the securities to be of comparable quality. The lower ratings of certain securities held by the
      Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by them, the Fund at times may be unable to establish the fair value of such securities. To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on the Fund adviser's investment analysis than would be the case if the Fund was investing in securities in the higher rating categories.

   -- EXTENSION RISK. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

   -- INFLATION/DEFLATION RISK. Inflation risk is the risk that the Fund's assets or income from the Fund's investments may be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund's portfolio could decline. Deflation risk is the risk that prices throughout the economy may decline over time -- the opposite of inflation. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

   -- MORTGAGE AND ASSET-BACKED SECURITIES RISK. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.
      Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The
      Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security's price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time

                                     - 8 -

      until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. Some mortgage-backed and asset-backed investments receive only the interest portion ("IOs") or the principal portion ("POs") of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The
      Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement.

   -- LIQUIDITY RISK. Liquidity risk exists when particular investments are difficult to purchase or sell. The Fund's investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at anadvantageous time or price. Investments in foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.
      Illiquid securities may be highly volatile and difficult to value.

   -- DERIVATIVES RISK. Derivatives are financial contracts whose value depends on, or derives from, the value of an underlying asset, reference rate, or index. The Fund's use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other traditional investments.
      Derivatives are subject to a number of risks described elsewhere in this section, such as liquidity risk, interest rate risk, and credit risk, and the risk that a derivative transaction may not have the effect the Fund's sub-adviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions typically involve leverage and may be highly volatile. Use of derivatives other than for hedging purposes may be considered speculative, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into "over the counter" (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and willingness of the Fund's counterparty to perform its obligations under the transaction. The Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. See the Fund's SAI for more information.

   -- CONVERTIBLE SECURITIES RISK. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock, and so subject to the risks of investments in both debt securities and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends

                                     - 9 -

      to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

   -- WARRANTS RISK. The Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock.

   -- FOREIGN INVESTMENT RISK. Investments in foreign securities entail certain risks. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of the Fund's investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments.

      In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the
      United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer's balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer's obligations. If a foreign governmental entity defaults on its obligations on the securities, the Fund may have limited recourse available to it. The laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries.

      Special tax considerations apply to the Fund's investments in foreign securities. In determining whether to invest the Fund's assets in debt securities of foreign issuers, the Fund's sub-adviser considers the likely impact of foreign taxes on the net yield available to the Fund and its shareholders. Income and/or gains received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Any such taxes paid by the Fund will reduce its income available for distribution to shareholders. In certain circumstances, the Fund may be able to pass through to shareholders credits for foreign taxes paid. Certain of these risks may also apply to some extent to investments in U.S. companies that are traded in foreign markets, or investments in U.S. companies that have significant foreign operations.

      In addition, the Fund's investments in foreign securities or foreign currencies may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or character of the Fund's distributions.

   -- FOREIGN CURRENCIES RISK. Since foreign securities normally are denominated and traded in foreign currencies, the value of the Fund's assets may be affected favorably

                                     - 10 -

      or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. The Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

      If the Fund purchases securities denominated in foreign currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund's assets and the
      Fund's income available for distribution. Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of the Fund's assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S.
      dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of the Fund's income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the
      Fund's income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if the Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of
      U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. The Fund may, but is not required to, buy or sell foreign currencies and options and futures contracts on foreign currencies for hedging purposes in connection with its foreign investments.

   -- EMERGING MARKET SECURITIES RISK. Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries.
      These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which the Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

      Additional risks of emerging market securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material

                                     - 11 -

      information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause the Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

   -- GEOGRAPHIC FOCUS RISK. To the extent that the Fund invests a substantial amount of its assets in one country, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

   -- MANAGEMENT RISK. Because the Fund is actively managed, the Fund's investment return depends on the ability of its sub-adviser to manage its portfolio successfully. The Fund's sub-adviser and its investment team will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

   -- FREQUENT TRADING / PORTFOLIO TURNOVER RISK. The length of time the Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of the Fund may lead to frequent changes in the Fund's investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund's sub-adviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by the
      Fund is known as "portfolio turnover." Portfolio turnover generally involves some expense to the Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect the
      Fund's performance. During periods when the Fund experiences high portfolio turnover rates, these effects are likely to be more pronounced.
      The Fund's adviser currently expects that the portfolio turnover rate for the current fiscal year will be greater than 400% for the Fund. Consult your tax advisor regarding the Fund's portfolio turnover rate on your investments.

   -- U.S. GOVERNMENT SECURITIES RISK. U.S. Government securities include a variety of securities that differ in their interest rates, maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the
      Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported by the right of the issuer to borrow from the U.S. Government, and securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are supported only by the credit of the issuer itself. Investments in these securities are also subject to interest rate risk (as described above under "Interest Rate Risk"), prepayment risk (as described above under "Mortgage and Asset-Backed
      Securities Risk"), extension risk (as described above under "Extension
      Risk"), and the risk that the value of the securities will fluctuate in response to political, market, or economic developments.

                                     - 12 -

   -- NON-DIVERSIFICATION RISK. The Fund is a non-diversified investment company. It therefore may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

                                     - 13 -

--------------------------------------------------------------------------------
NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES

   In addition to the principal investment strategies described in the
   Principal Investment Strategies section above, the Fund may at times, but is not required to, use the strategies and techniques described below, which involve certain special risks. This Prospectus does not attempt to disclose all of the various investment techniques and types of securities that the Fund's sub-adviser might use in managing the Fund. As in any mutual fund, investors must rely on the professional investment judgment and skill of the Fund's adviser.

   -- SHORT SALES. The Fund may sell a security short when the Fund's sub-adviser anticipates that the price of the security will decline. The
      Fund may make a profit or incur a loss depending on whether the market price of the security decreases or increases between the date of the short sale and the date on which the Fund "closes" the short position. A short position will result in a loss if the market price of the security in question increases between the date when the Fund enters into the short position and the date when the Fund closes the short position. Such a loss could theoretically be unlimited in a case where such Fund is unable, for whatever reason, to close out its short position. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

   -- WHEN-ISSUED, DELAYED DELIVERY, AND FORWARD COMMITMENT TRANSACTIONS. The
      Fund may purchase securities on a when-issued, delayed delivery, or forward commitment basis. These transactions involve a commitment by the
      Fund to purchase a security for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions may increase the overall investment exposure for the Fund and involve a risk of loss if the value of the securities declines prior to the settlement date.

   -- SECURITIES LOANS AND REPURCHASE AGREEMENTS. The Fund may lend portfolio securities to broker-dealers, and may enter into repurchase agreements.
      These transactions must be fully collateralized at all times, but involve some risk to the Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral. The
      Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy, as a way to recognize additional current income on securities that it owns.

   -- TEMPORARY DEFENSIVE STRATEGIES. At times, the Fund's sub-adviser may judge that conditions in the securities markets make pursuing the Fund's investment strategy inconsistent with the best interests of its shareholders. At such times, the Fund's sub-adviser may, but is not required to, take temporary "defensive" positions that are inconsistent with the Fund's principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. In implementing these defensive strategies, the Fund would invest in investment grade fixed income securities, cash or money market instruments to any extent the Fund's sub-adviser considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund would use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

   -- PRICING. At times market conditions might make it hard to value some investments. If the Fund has valued securities it holds too high, you may end up paying too much for

                                     - 14 -

      the Fund's shares when you buy into the Fund. If the Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell. To the extent the Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon a sale of the security.

   -- OTHER INVESTMENTS. The Fund may also invest in other types of securities and utilize a variety of investment techniques and strategies that are not described in this Prospectus. These securities and techniques may subject the Fund to additional risks. Please see the SAI for additional information about the securities and investment techniques described in this Prospectus and about additional techniques and strategies that may be used by the Fund.

   -- SECURITIES IN DEFAULT. The Fund may invest in securities that are in default. Securities that are in default are subject generally to the risks described above under "Principal Risks of Investing in the Fund --
      High-Yield/Junk Bonds Risk", and which offer little or no prospect for the payment of the full amount of unpaid principal and interest, although normally the Fund will not invest in securities unless a nationally recognized statistical rating organization (for example, Moody's Investor
      Service, Inc., Standard & Poor's Rating Service, or Fitch Investors
      Service, Inc.) has rated the securities CC-- (or the equivalent) or better, or the Fund's adviser has determined the securities to be of comparable quality.

   -- PERCENTAGE INVESTMENT LIMITATIONS. Unless otherwise noted, all percentage limitations on Fund investments will apply at the time of investment, including the requirement that the Fund normally invest at least 80% of its net assets in debt securities. An investment by the Fund would not be considered to violate any percentage limitation unless an excess or deficiency were to occur or exist immediately after and as a result of an investment. References in the discussion of the Fund's investment policies above to 80% of the Fund's net assets refer to that percentage of the aggregate of the Fund's net assets and the amount, if any, of borrowings by the Fund for investment purposes.

   -- PRIVATE PLACEMENTS AND RESTRICTED SECURITIES. The Fund may invest in securities that are purchased in private placements. Because there may be relatively few potential purchasers for such investments, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell such securities when the Fund's adviser believes it advisable to do so or may be able to sell such securities only at prices lower than if such securities were more widely held. At times, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value. The Fund's sale of such investments may also be restricted under securities laws. In the event that the Trustees, or persons designated by the Trustees, determine that a security is "readily marketable" pursuant to these procedures, and the Fund is not able to sell such security at the price that such persons anticipate, the Fund's net asset value will decrease.

                                     - 15 -

--------------------------------------------------------------------------------
MANAGEMENT OF THE FUND

   The Trust is governed by a Board of Trustees. The Board of Trustees of the
   Trust has retained Schroder Investment Management North America Inc.
   ("Schroders") to serve as the Fund's adviser and to manage the investments of the Fund. Subject to the control of the Board of Trustees, Schroders also manages the Fund's other affairs and business.

   Schroder Investment Management North America Limited ("SIMNA Ltd."), an
   affiliate of Schroders, serves as sub-adviser responsible for portfolio management of the Fund.

   Schroders (itself and its predecessors) has been an investment manager since 1962, and serves as investment adviser to the Fund and as investment adviser to other mutual funds and a broad range of institutional investors.
   Schroders plc, Schroders' ultimate parent, is a global asset management company with approximately $211 billion under management as of December 31,
   2005. Schroders and its affiliates have clients that are major financial institutions including banks and insurance companies, public and private pension funds, endowments and foundations, high net worth individuals, financial intermediaries and retail investors. Schroders plc has one of the largest networks of offices of any dedicated asset management company and over 300 portfolio managers and analysts covering the world's investment markets.

   --  MANAGEMENT FEES. The Fund expects to pay management fees for investment management services to Schroders at the annual rate (based on the Fund's average daily net assets) of 0.75%. As compensation for SIMNA Ltd.'s services as sub-adviser, Schroders pays to SIMNA Ltd. fifty percent of the investment advisory fees Schroders receives from the Fund.

   --  EXPENSE LIMITATIONS AND WAIVERS. In order to limit the expenses of the
      Fund, Schroders has contractually agreed to reduce its compensation (and, if necessary, to pay other Fund expenses, other than interest, taxes, and extraordinary expenses, which may include typically non-recurring expenses such as, for example, organizational expenses, litigation expenses, and shareholder meeting expenses) until June 30, 2007 to the extent that the Total Annual Fund Operating Expenses of the Fund allocable to its Advisor Shares exceed the annual rate of 1.40% (based on the average daily net assets attributable to the Fund's Advisor Shares).

                                     - 16 -

   --  PORTFOLIO MANAGEMENT. The following portfolio managers at Schroders and
      SIMNA Ltd. have primary responsibility for making investment decisions for the Fund. Each portfolio manager's recent professional experience is also shown. The Fund's SAI provides additional information about each portfolio manager's compensation, other accounts managed by the portfolio managers, and each portfolio manager's ownership of securities in the
      Fund.

                                                                                RECENT PROFESSIONAL
FUND                      NAME              TITLE               SINCE           EXPERIENCE
----                      ----              -----               -----           ----------

Schroder Strategic Bond   Robert Michele,   Global Head of      June 30, 2006   Mr. Michele is Global
Fund                      CFA               Fixed Income                        Head of Fixed Income of
                                                                                Schroders. He has been
                                                                                an employee of Schroders
                                                                                since 1998.
Schroder Strategic Bond   Louise Davies     Portfolio Manager   June 30, 2006   Ms. Davies is a Portfolio
Fund                                                                            Manager of Schroders.
                                                                                She has been an
                                                                                employee of Schroders
                                                                                since 1999.

                                     - 17 -

--------------------------------------------------------------------------------
HOW THE FUND'S SHARES ARE PRICED

   The Fund calculates the net asset value of its Advisor Shares by dividing the total value of its assets attributable to its Advisor Shares, less its liabilities attributable to those shares, by the number of Advisor Shares outstanding. The Fund values its Advisor Shares as of the close of trading on the New York Stock Exchange (the "Exchange") (normally 4:00 p.m.,
   Eastern Time) each day the Exchange is open. The Trust expects that days, other than weekend days, when the Exchange will not be open are New Year's
   Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial
   Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.
   Securities for which market quotations are readily available are valued at prices which, in the opinion of Schroders, most nearly represent the market values of such securities. Securities for which market values are not readily available, or for which the Fund's adviser believes the market value is unreliable (including, for example, certain foreign securities, thinly traded securities, initial public offerings, or when there is a particular event that may affect the value of a security), are valued by
   Schroders at their fair values pursuant to guidelines established by the
   Board of Trustees, and under the ultimate supervision of the Board of
   Trustees, generally by reference to other securities or indexes. For instance, a pricing service may recommend a fair value based generally on prices of comparable securities. Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sales prices on any day or, in the absence of a reported sale price, at mid-market prices. Options and futures contracts traded on a securities exchange or board of trade generally are valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options and futures not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available are valued at the most recently reported mid-market price. If such prices are not available, unlisted securities and derivatives are valued by Schroders at their fair values based on quotations from dealers, and if such quotations are not available, based on factors in the market where such securities trade, such as security and bond prices, interest rates, and currency exchange rates.
   The Fund may invest in foreign securities that are primarily listed on foreign exchanges that trade on weekends and other days when the Fund does not price its shares. As a result, the value of the Fund's portfolio securities may change on days when the price of the Fund's shares is not calculated. The price of the Fund's shares will reflect any such changes when the price of the Fund's shares is next calculated, which is the next day the Exchange is open. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Fund's investments may be priced based on fair values provided by a third party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Schroders' Fair Value Committee in consultation with the
   Board of Trustees, pursuant to guidelines established by the Board of
   Trustees, and under the ultimate supervision of the Board of Trustees.
   Short-term investments that will mature within 60 days are valued by
   Schroders using amortized cost pursuant to procedures adopted by the Board of Trustees. The net asset value of the Fund's Investor Shares may differ from that of its Advisor Shares due to differences in the expenses of
   Investor Shares and Advisor Shares.

                                     - 18 -

--------------------------------------------------------------------------------
HOW TO BUY SHARES

   You may purchase Advisor Shares of the Fund directly from the Trust
   (through Schroder Fund Advisors Inc., the distributor of the Trust's shares) or through the Fund's transfer agent, Boston Financial Data
   Services, Inc. ("BFDS"), or through a service organization such as a bank, trust company, broker-dealer, or other financial organization (a "Service
   Organization") having an arrangement with Schroder Fund Advisors Inc. If you do not have a Service Organization, Schroder Fund Advisors Inc. can provide you with a list of available firms. Your Service Organization is responsible for forwarding all of the necessary documentation to the Trust, and may charge you separately for its services.

   The purchase, redemption and exchange policies and fees charged by such
   Service Organizations may be different than those of the Fund. For instance, banks, brokers, retirement plans and financial advisers may charge transaction fees in addition to any fees charged by the Fund, and may set different minimums or limitations on buying, exchanging, or redeeming Advisor Shares. Please consult a representative of your Service
   Organization for further information.

   If the Advisor Shares you purchase will be held in your own name (rather than the name of your Service Organization), your payment for the shares must be accompanied by a completed Account Application and payment by check or wire as described below. Account Applications for Advisor Shares may be obtained from BFDS at the address provided below under "Purchases by
   Check," from your Service Organization, or by calling the Schroder Mutual
   Funds at (800) 464-3108 (from outside the United States, please call (617)
   483-5000 and ask to speak with a Schroder Mutual Funds representative).
   Acceptance of your order will be delayed pending receipt of additional documentation, such as copies of corporate resolutions and instruments of authority, from corporations, administrators, executors, personal representatives, directors, or custodians.

   The Fund sells its Advisor Shares at their net asset value next determined after the Fund, its transfer agent, BFDS, or another authorized broker or financial institution (as described below) receives your request in good order (meaning that the request meets the requirements set out below and in the Account Application, and otherwise meets the requirements implemented from time to time by the Fund's transfer agent or the Fund). In order for you to receive the Fund's next determined net asset value, the Fund, BFDS, the Service Organization, or the authorized broker or financial institution must receive your order before the close of trading on the Exchange
   (normally 4:00 p.m., Eastern Time). The Trust reserves the right to reject any order to purchase Advisor Shares of the Fund. The Trust generally expects to inform any persons that their purchase has been rejected within
   24 hours.

   Certain brokers or other financial institutions may accept purchase orders for Advisor Shares on behalf of the Fund. Such brokers or financial institutions may designate other intermediaries to accept purchase orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a purchase order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the Trust's distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

                                     - 19 -

   The minimum investments for initial and additional purchases of Advisor
   Shares of the Fund are as follows:

                                  INITIAL INVESTMENT    ADDITIONAL INVESTMENTS
                                  ------------------    ----------------------

   REGULAR ACCOUNTS                    $2,500                  $1,000
                                       ------                  ------
   TRADITIONAL AND ROTH IRAS           $2,500                  $1,000
                                       ------                  ------

   The Trust may, in its sole discretion, waive these minimum initial or subsequent investment amounts for share purchases by: an employee of
   Schroders, any of its affiliates or a financial intermediary authorized to sell shares of a Fund, or such employee's spouse or life partner, or children or step-children age 21 or younger; investment advisory clients of
   Schroders; and current or former Trustees. For share purchases made through certain fund networks or other financial intermediaries, the investment minimums associated with the policies and programs of the fund network or financial intermediary will apply.

   Advisor Shares of the Fund are intended for purchase by investors making a minimum initial investment of $2,500 through a regular account or a traditional or Roth IRA account and purchasing through an investment intermediary. Investor Shares of the Fund are offered through another prospectus and are intended for investors making a minimum initial investment of $250,000 and purchasing directly from the Fund.

     The Fund does not issue share certificates.

   The Trust may suspend the offering of Advisor Shares of the Fund for any period of time. The Trust may change any investment minimum from time to time.

   Purchases by check. You may purchase Advisor Shares of the Fund by mailing a check (in U.S. dollars) payable to the Fund. If you wish to purchase
   Advisor Shares of two or more Funds, make your check payable to Schroder
   Mutual Funds and include written instructions as to how the amount of your check should be allocated among the Funds whose shares you are purchasing.
   Schroder Mutual Funds will not accept third-party checks or starter checks.
   You should direct your check and your completed Account Application as follows:

   REGULAR MAIL             OVERNIGHT OR EXPRESS MAIL
   Schroder Mutual Funds    Boston Financial Data Services, Inc.
   P.O. Box 8507            Attn: Schroder Mutual Funds
   Boston, MA 02266         66 Brooks Drive
                            Braintree, MA 02184

     For initial purchases, a completed Account Application must accompany your check.

   Purchases by bank wire. If you make your initial investment by wire, a completed Account Application must precede your order. Upon receipt of the
   Application, BFDS will assign you an account number. BFDS will process wire orders received prior to the close of trading on the Exchange (normally
   4:00 p.m., Eastern Time) on each day the Exchange is open for trading at the net asset value next determined as of the end of that day. BFDS will process wire orders received after that time at the net asset value next determined thereafter.

   Once you have an account number, you may purchase Advisor Shares through your Service Organization or directly from the Fund by calling BFDS at
   (800) 464-3108 to give notice that you will send funds by wire, and obtain a wire reference number. (From outside

                                     - 20 -

   the United States, please call (617) 483-5000 and ask to speak with a
   Schroder Mutual Funds representative.) Please be sure to obtain a wire reference number. Instruct your bank to wire funds with the assigned reference number as follows:

      STATE STREET BANK AND TRUST COMPANY
      225 Franklin Street
      Boston, Massachusetts 02110
      ABA No.: 011000028
      Attn: Schroder Mutual Funds
      DDA No.: 9904-650-0
      FBO: Account Registration
      A/C: Mutual Fund Account Number
           Name of Fund

     BFDS will not process your purchase until it receives the wired funds.

   Automatic purchases. If you purchase Advisor Shares directly from the Trust and the shares are held in your own name, you can make regular investments of $100 or more per month or quarter in Advisor Shares of a Fund through automatic deductions from your bank account. Please complete the appropriate section of the Account Application if you would like to utilize this option. For more information, please call (800) 464-3108. If you purchase Advisor Shares through a Service Organization, your firm may also provide automatic purchase options. Please contact your Service
   Organization for details.

   Purchases in kind. Investors may purchase Advisor Shares of the Fund for cash or in exchange for securities, subject to the determination by
   Schroders in its discretion that the securities are acceptable. (For purposes of determining whether securities will be acceptable, Schroders will consider, among other things, whether they are liquid securities of a type consistent with the investment objective and policies of the Fund and have a readily ascertainable value.) If the Fund receives securities from an investor in exchange for Advisor Shares of the Fund, the Fund will under some circumstances have the same tax basis in the securities as the investor had prior to the exchange (and the Fund's gain for tax purposes would be calculated with regard to the investor's tax basis), and in such cases the Fund's holding period in those securities would include the investor's holding period. Any gain on the sale of securities received in exchange for Advisor Shares of the Fund would be subject to distribution as capital gain to all of the Fund's shareholders. (In some circumstances, receipt of securities from an investor in exchange for Advisor Shares of the Fund may be a taxable transaction to the investor, in which case the
   Fund's tax basis in the securities would reflect the fair market value of the securities on the date of the exchange, and its holding period in the securities would begin on that date.) The Fund values securities accepted by Schroders in the same manner as are the Fund's portfolio securities as of the time of the next determination of the Fund's net asset value.
   Although the Fund seeks to determine the fair value of securities contributed to the Fund, any valuation that does not reflect fair value may dilute the interests of the purchasing shareholder or the other shareholders of the Fund. All rights reflected in the market price of accepted securities at the time of valuation become the property of the
   Fund and must be delivered to the Fund upon receipt by the investor.
   Investors may realize a taxable gain or loss upon the exchange. Investors interested in purchases through exchange should telephone Schroders at
   (800) 464-3108, their Schroders client representative, or other financial intermediary.

   Certain payments by Schroders or its affiliates. Schroder Fund Advisors
   Inc., Schroders, or their affiliates may, at their own expense and out of their own assets, provide

                                     - 21 -

   compensation to financial intermediaries in connection with sales of Fund shares or shareholder servicing. In some instances, they may make this compensation available only to certain intermediaries who have sold or are expected to sell significant amounts of shares of the Fund. If you purchase or sell shares through an intermediary, the intermediary may charge a separate fee for its services. Consult your intermediary for information.

   If correspondence to the shareholder's address of record is returned, then, unless BFDS determines the shareholder's new address, BFDS will reinvest dividends and other distributions returned to it in the Fund, and if the correspondence included checks, the checks will be canceled and re-deposited to the shareholder's account at then-current net asset value.

                                     - 22 -

--------------------------------------------------------------------------------
HOW TO SELL SHARES

   When you may redeem. You may sell your Advisor Shares back to the Fund on any day the Exchange is open either through your Service Organization or directly to the Fund. If your shares are held in the name of a Service
   Organization, you may only sell the shares through that Service
   Organization. The Service Organization may charge you a fee for its services. If you choose to sell your shares directly to the Fund, you may do so by sending a letter of instruction or stock power form to Schroder
   Mutual Funds, or by calling BFDS at (800) 464-3108. Redemption requests received in good order by Schroder Mutual Funds, BFDS, your Service
   Organization or another authorized broker or financial institution (as described below) prior to the close of the Exchange on any day the Exchange is open for trading will be priced at the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value. A redemption request is in good order if it includes the exact name in which the shares are registered, the investor's account number, and the number of shares or the dollar amount of shares to be redeemed, and, for written requests, if it is signed in accordance with the account registration. A bank, broker-dealer, or certain other financial institutions must guarantee the signature(s) of all account holders for any redemption request in excess of $50,000, or for any amount being sent to an address or bank account that is not registered on the account. The Stamp
   2000 Medallion Guarantee is the only acceptable form of guarantee. An investor can obtain this signature guarantee from a commercial bank, savings bank, credit union, or broker-dealer that participates in one of the Medallion signature guarantee programs. You may redeem your shares by telephone only if you elected the telephone redemption privilege option on your Account Application or otherwise in writing. Telephone redemption proceeds will be sent only to you at an address on record with the Fund for at least 30 days. Unless otherwise agreed, you may only exercise the telephone redemption privilege to redeem shares worth not more than
   $50,000. The Trust may require additional documentation from shareholders that are corporations, partnerships, agents, fiduciaries, surviving joint owners, those acting through powers of attorney, or similar delegation.

   If you redeem shares through your Service Organization, your Service
   Organization is responsible for ensuring that the Transfer Agent receives your redemption request in proper form. If your Service Organization receives Federal Reserve wires, you may instruct that your redemption proceeds be forwarded by wire to your account with your Service
   Organization; you may also instruct that your redemption proceeds be forwarded to you by a wire transfer. Please indicate your Service
   Organization's or your own complete wiring instructions. Your Service
   Organization may charge you separately for this service.

   Certain brokers or other financial institutions may accept redemption orders for Advisor Shares on behalf of the Fund. Such brokers or financial institutions may designate other intermediaries to accept redemption orders on behalf of the Fund. For purposes of pricing, the Fund will be deemed to have received a redemption order when an authorized broker or financial institution or, if applicable, a broker or financial institution's authorized designee, receives the order. Agreements between such brokers or financial institutions and Schroder Fund Advisors Inc., the Trust's distributor, provide that these orders will be priced at the Fund's net asset value next determined after they are received by the broker or financial institution or authorized designee. Orders received in good order prior to the close of the Exchange on any day the Exchange is open for trading will receive the net asset value next determined as of the end of that day. Orders received after that time will receive the next day's net asset value.

                                     - 23 -

   The Trust will pay you for your redemptions as promptly as possible and in any event within seven days after the request for redemption is received in good order. The Trust generally sends payment for shares on the business day after a request is received. In case of emergencies, the Trust may suspend redemptions or postpone payment for more than seven days, as permitted by law. If you paid for your Advisor Shares by check, the Trust will not send you your redemption proceeds until the check you used to pay for the shares has cleared, which may take up to 15 calendar days from the purchase date.

   Brokers or other agents may charge investors a fee for effecting transactions in shares of a Fund, in addition to any fees the Fund charges.

   Involuntary redemptions. If, because of your redemptions, your account balance for the Fund falls below a minimum amount set by the Trustees
   (presently $2,000), the Trust may choose to redeem your Advisor Shares in the Fund and pay you for them. You will receive at least 30 days' written notice before the Trust redeems your Advisor Shares, and you may purchase additional Advisor Shares at any time to avoid a redemption. The Trust may also redeem Advisor Shares if you own shares of the Fund above a maximum amount set by the Trustees. There is currently no maximum, but the Trustees may establish one at any time, which could apply to both present and future shareholders.

   Suspension. The Trust may suspend the right of redemption of the Fund or postpone payment by the Fund during any period when: (1) trading on the
   Exchange is restricted, as determined by the Securities and Exchange
   Commission ("SEC"), or the Exchange is closed; (2) the SEC has by order permitted such suspension; or (3) an emergency (as defined by rules of the
   SEC) exists, making disposal of portfolio investments or determination of the Fund's net asset value not reasonably practicable.

   Redemptions in kind. The Trust does not expect to redeem Advisor Shares in kind under normal circumstances. If the Trust redeems your Advisor Shares in kind, you should expect to incur brokerage expenses and other transaction costs upon the disposition of the securities you receive from the Fund. In addition, the price of those securities may change between the time when you receive the securities and the time when you are able to dispose of them. The Trust may pay redemption proceeds in any amount with respect to the Fund in whole or in part by a distribution in kind of securities held by the Fund in lieu of cash.

   General. If you request that your redemption proceeds be sent to you at an address other than your address of record, or to another party, you must include a signature guarantee for each signature, by an eligible signature guarantor, such as a member firm of a national securities exchange or a commercial bank or trust company located in the United States. If you are a resident of a foreign country, another type of certification may be required. For more details, please contact BFDS at (800) 464-3108, your
   Schroders client representative or your financial intermediary. The Trust may require corporations, fiduciaries, and other types of shareholders to supply additional documents which support their authority to effect a redemption. In an effort to prevent unauthorized or fraudulent redemption requests by telephone, BFDS will follow reasonable procedures to confirm that telephone instructions are genuine. BFDS and the Trust generally will not be liable for any losses due to unauthorized or fraudulent purchase or redemption requests, but the applicable party or parties may be liable if they do not follow these procedures.

   Redemption fee. The Fund imposes a 2.00% redemption fee on shares redeemed
   (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund. The purpose of the

                                     - 24 -

   redemption fee is principally to discourage market timing, and also to help defray costs incurred by the Fund in connection with short-term trading by investors in its shares.

   To the extent that the redemption fee applies, the price you will receive when you redeem your shares of the Fund is the net asset value next determined after receipt of your redemption request in good order, minus the redemption fee. The redemption fee is not assessed on shares acquired through the reinvestment of dividends or distributions paid by the Fund, or shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to IRAs, and may also apply to shares held in employer- sponsored retirement accounts (such as 401(k), 403(b), Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension accounts)
   and shares in retirement plans held in broker omnibus accounts.

   For purposes of computing the redemption fee, redemptions by a shareholder to which the fee applies will be deemed to have been made on a first-purchased, first-redeemed basis.

                                     - 25 -

--------------------------------------------------------------------------------
EXCHANGES

   You can exchange your Advisor Shares of the Fund for Advisor Shares of other funds in the Schroder family of funds at any time at their respective net asset values. An exchange of shares of the Fund may be subject to a redemption fee of 2.00% as described above under "Redemption Fee" (such that the exchange would be made at net asset value minus any redemption fee). The Trust would treat the exchange as a sale of your Advisor Shares, and any gain on the exchange will generally be subject to tax. For a listing of the Schroder funds available for exchange and to exchange
   Advisor Shares, please call (800) 464-3108. (From outside the United
   States, please call (617) 483-5000 and ask to speak with a representative of the Schroder Mutual Funds.) In order to exchange shares by telephone, you must complete the appropriate section of the Account Application. The
   Trust and Schroders reserve the right to change or suspend the exchange privilege at any time. Schroders would notify shareholders of any such change or suspension.

                                     - 26 -

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION ABOUT ADVISOR SHARES; DISTRIBUTION PLAN

   The Trust sells Advisor Shares of the Fund at their net asset value without any sales charges or loads, so that the full amount of your purchase payment is invested in the Fund. You also receive the full value of your
   Advisor Shares when you sell them back to the Fund, without any deferred sales charge.

   Distribution plans. The Fund has adopted a Distribution Plan pursuant to
   Rule 12b-1 under the Investment Company Act of 1940, as amended, that allows the Fund to pay distribution and other fees with respect to its
   Advisor Shares. Under the Distribution Plan, the Fund may make payments at an annual rate of up to 0.25% of the average daily net assets attributable to its Advisor Shares to compensate the distributor for distribution services and certain shareholder services with respect to the Fund's
   Advisor Shares.

   Because the fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of an investment in Advisor
   Shares of the Fund and may cost you more than paying other types of sales charges.

   In addition, the Fund may pay Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Fund's service providers, including
   Schroders, or any of their affiliates, may from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the
   Fund or its shareholders.

                                     - 27 -

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS

   The Fund declares dividends from net investment income and distributes these dividends quarterly. The Fund distributes any net realized capital gain at least annually. The Fund makes distributions from net capital gain after applying any available capital loss carryovers.

     YOU CAN CHOOSE FROM FOUR DISTRIBUTION OPTIONS:

   --  Reinvest all distributions in additional Advisor Shares of your Fund;

   --  Receive distributions from net investment income in cash while reinvesting capital gains distributions in additional Advisor Shares of your Fund;

   --  Receive distributions from net investment income in additional Advisor
      Shares of your Fund while receiving capital gain distributions in cash;
      or

   --  Receive all distributions in cash.

   You can change your distribution option by notifying BFDS in writing. If you do not select an option when you open your account, all distributions by the Fund will be reinvested in Advisor Shares of the Fund. You will receive a statement confirming reinvestment of distributions in additional
   Fund shares promptly following the period in which the reinvestment occurs.

                                     - 28 -

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

   Excessive trading can hurt Fund performance, operations, and shareholders.
   The Board of Trustees of the Trust has adopted policies and procedures with respect to frequent purchases and redemptions of Fund shares by Fund shareholders. The Fund discourages, and does not accommodate, frequent purchases and redemption of the Fund's shares to the extent Schroders believes that such trading is harmful to the Fund's shareholders, although the Fund will not necessarily prevent all frequent trading in its shares.
   The Fund reserves the right, in its discretion, to reject any purchase, in whole or in part (including, without limitation, purchases by persons whose trading activity Schroders believes could be harmful to the Fund). The
   Trust or Schroders may also limit the amount or number of exchanges or reject any purchase by exchange if the Trust or Schroders believes that the investor in question is engaged in "market timing activities" or similar activities that may be harmful to the Fund or its shareholders, although the Trust and Schroders have not established any maximum amount or number of such exchanges that may occur in any period. The Trust generally expects to inform any persons that their purchase has been rejected within 24 hours. In addition, the Board of Trustees of the Trust has established a
   2.00% redemption fee for shares of the Fund held for two months or less from their date of purchase. See "How to Sell Shares -- Redemption Fee" for further information. The ability of Schroders to monitor trades that are placed through omnibus or other nominee accounts is limited in those instances in which the broker, retirement plan administrator, or fee-based program sponsor does not provide complete information to Schroders regarding underlying beneficial owners of Fund shares. The Trust or its distributor may enter into written agreements with financial intermediaries who hold omnibus accounts that require the intermediaries to provide certain information to the Trust regarding shareholders who hold shares through such accounts and to restrict or prohibit trading in Fund shares by shareholders identified by the Trust as having engaged in trades that violate the Trust's "market timing" policies. The Trust or Schroders may take any steps they consider appropriate in respect of frequent trading in omnibus accounts, including seeking additional information from the holder of the omnibus account or potentially closing the omnibus account (although there can be no assurance that the Trust or Schroders would do so). Please see the SAI for additional information on frequent purchases and redemptions of Fund shares. There can be no assurance that the Fund or
   Schroders will identify all harmful purchase or redemption activity, or market timing or similar activities, affecting the Fund, or that the Fund or Schroders will be successful in limiting or eliminating such activities.

                                     - 29 -

--------------------------------------------------------------------------------
PAYMENT OF FEES

   Subject to general review by the Board of Trustees, the Fund may pay
   Schroders or its affiliates, banks, broker-dealers, financial advisors, or other financial institutions fees for sub-administration, sub-transfer agency, and other shareholder services associated with shareholders whose shares are held of record in omnibus or other group accounts. In addition, the Fund's service providers, including Schroders, or any of their affiliates, may, from time to time, make these types of payment or payments for other shareholder services or distribution, out of their own resources and without additional cost to the Fund or its shareholders.

                                     - 30 -

--------------------------------------------------------------------------------
TAXES

   TAXES ON DIVIDENDS AND DISTRIBUTIONS. For federal income tax purposes, distributions of investment income are taxed as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you have owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less and gains on the sale of bonds characterized as a market discount sale will be taxable as ordinary income. For taxable years beginning before January 1, 2011, distributions of investment income designated by the Fund as derived from
   "qualified dividend income" will be taxed in the hands of individuals at rates applicable to long-term capital gains, provided holding period and other requirements are met at both the shareholder and Fund level. The Fund does not expect a significant portion of its distributions to be derived from qualified dividend income.

   Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

   Distributions by the Fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the Fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the Fund) from such a plan.

   The Fund's investment in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

   In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Internal
   Revenue Code (a "foreign person"), are subject to withholding of U.S.
   federal income tax at a rate of 30% (or lower applicable treaty rate).
   However, under the American Jobs Creation Act of 2004, effective for taxable years of the Fund beginning after December 31, 2004 and before
   January 1, 2008, the Fund generally will not be required to withhold any amounts with respect to distributions of (i) U.S. source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Fund.

   Long-term capital gain rates applicable to individuals have been temporarily reduced -- in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate brackets -- for taxable years beginning before January 1, 2011.

   TAXES WHEN YOU SELL, REDEEM OR EXCHANGE YOUR SHARES. Any gain resulting from a redemption, sale or exchange (including an exchange for shares of another fund) of your shares in the Fund will also generally be subject to federal income tax at either short-term or long-term capital gain rates depending on how long you have owned your shares.

   FOREIGN TAXES. The Fund's investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund's return on those securities would be

                                     - 31 -

   decreased. Shareholders of Schroders funds that invest more than 50% of their assets in foreign securities may be entitled to claim a credit or deduction with respect to foreign taxes. Shareholders of other Schroders funds generally will not be entitled to claim a credit or deduction with respect to foreign taxes. In addition, investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income and may affect the timing or amount of the Fund's distributions.

   DERIVATIVES. The Fund's use of derivatives may affect the amount, timing, and character of distributions to shareholders and, therefore, may increase the amount of taxes payable by shareholders.

   CONSULT YOUR TAX ADVISOR ABOUT OTHER POSSIBLE TAX CONSEQUENCES. This is a
   summary of certain U.S. federal income tax consequences of investing in the
   Fund. You should consult your tax advisor for more information on your own tax situation, including possible other federal, state, local and foreign tax consequences of investing in the Fund.

                                     - 32 -

--------------------------------------------------------------------------------
DISCLOSURES OF FUND PORTFOLIO INFORMATION

   Please see the Fund's SAI for a description of the Fund's policies and procedures regarding the persons to whom the Fund or Schroders may disclose the Fund's portfolio securities positions, and under which circumstances.

                                     - 33 -

--------------------------------------------------------------------------------
USA PATRIOT ACT

   To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account directly with the
   Fund, you will be asked your name, address, date of birth, and other information that will allow you to be identified. You may also be asked for other identifying documentation. If the Trust is unable to verify the information shortly after your account is opened, your account may be closed and your shares redeemed at their net asset values at the time of the redemption.

                                     - 34 -

                              INVESTMENT MANAGER
               Schroder Investment Management North America Inc.
                                875 Third Avenue
                            New York, New York 10022

                             INVESTMENT SUB-ADVISER
              Schroder Investment Management North America Limited
                               31 Gresham Street
                                London EC2V 7QA

                                 ADMINISTRATOR
                     SEI Investments Global Funds Services
                             1 Freedom Valley Drive
                            Oaks, Pennsylvania 19456

                                   CUSTODIAN
                             J.P. Morgan Chase Bank
                                270 Park Avenue
                            New York, New York 10017

                                  DISTRIBUTOR
                          Schroder Fund Advisors Inc.
                                875 Third Avenue
                            New York, New York 10022

                     TRANSFER AND DIVIDEND DISBURSING AGENT
                      Boston Financial Data Services, Inc.
                               Two Heritage Drive
                       North Quincy, Massachusetts 02171

                                    COUNSEL
                                Ropes & Gray LLP
                            One International Place
                          Boston, Massachusetts 02110

                 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
                           PricewaterhouseCoopers LLP
                              Two Commerce Square
                                   Suite 1700
                               2001 Market Street
                        Philadelphia, Pennsylvania 19103

SCHRODER SERIES TRUST
Schroder Strategic Bond Fund

The Fund has an SAI which includes additional information about the Fund. The
SAI is incorporated by reference into this Prospectus, which means it is part of this Prospectus for legal purposes. You may get free copies of the SAI, request other information about the Fund, or make shareholder inquiries by calling (800) 464-3108. From outside the United States, please call (617)
483-5000 and ask to speak with a representative of the Schroder Mutual Funds.
The Fund's SAI is also available on the following website:
WWW.SCHRODERFUNDS.COM.

You may review and copy information about the Fund, including its SAI, at the
Securities and Exchange Commission's public reference room in Washington, D.C.
You may call the SEC at 1-800-SEC-0330 for information about the operation of the public reference room. You may also access reports and other information about the Fund on the SEC Internet site at WWW.SEC.GOV. You may get copies of this information, with payment of a duplication fee, by electronic request to the following e-mail address: publicinfo@sec.gov or by writing the Public
Reference Section of the Commission, Washington, D.C. 20549-0102. You may need to refer to the Trust's file number under the Investment Company Act, which is:
Schroder Series Trust: 811-7840.

SCHRODER SERIES TRUST
875 Third Avenue
New York, New York 10022
(800) 464-3108

File No. 811-7840 -- Schroder Series Trust

                                         Filed pursuant to Rule 497(c) under the
                                              Securities Act of 1933, as amended
                                                 Registration File No.: 33-65632

                              SCHRODER SERIES TRUST

                          Schroder Strategic Bond Fund

                                    FORM N-1A
                                     PART B

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JUNE 30, 2006

     This Statement of Additional Information ("SAI") is not a prospectus and is only authorized for distribution when accompanied or preceded by a Prospectus for Schroder Strategic Bond Fund (the "Fund"), as amended or supplemented from time to time. This SAI relates to the Fund's Investor Shares and Advisor Shares.
Investor Shares and Advisor Shares of the Fund are offered through separate
Prospectuses each dated June 30, 2006 (each, a "Prospectus," and together, the
"Prospectuses"), as amended or supplemented from time to time. This SAI contains information which may be useful to investors but which is not included in the
Prospectuses. Investors may obtain free copies of the Prospectuses by calling the Trust at 800-464-3108. From outside the United States, please call (617)
483-5000 and ask to speak with a Schroder Mutual Funds representative. The Fund is a series of Schroder Series Trust.

STATEMENT OF ADDITIONAL INFORMATION ......................................     1
TRUST HISTORY ............................................................     1
FUND CLASSIFICATION ......................................................     1
CAPITALIZATION AND SHARE CLASSES .........................................     1
ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL INVESTMENT

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND

                       STATEMENT OF ADDITIONAL INFORMATION

TRUST HISTORY

     Schroder Series Trust (the "Trust") is a Massachusetts business trust organized under the laws of The Commonwealth of Massachusetts on May 6, 1993.
The Trust's Agreement and Declaration of Trust (as amended, the "Declaration of
Trust"), which is governed by Massachusetts law, is on file with the Secretary of State of The Commonwealth of Massachusetts. Schroder Strategic Bond Fund (the
"Fund") is a series of the Trust. The Trust currently also comprises six other series, Schroder Emerging Market Equity Fund, Schroder U.S. Small and Mid Cap
Opportunities Fund, Schroder Enhanced Income Fund, Schroder Total Return Fixed
Income Fund, Schroder Municipal Bond Fund, and Schroder Short-Term Municipal
Bond Fund. Schroder Investment Management North America Inc. ("Schroders")
serves as investment manager to the Fund. Schroder Investment Management North
America Limited ("SIMNA Ltd.") serves as investment sub-adviser to the Fund.

FUND CLASSIFICATION

     The Fund is an open-end management investment company registered under the
Investment Company Act of 1940, as amended (the "Investment Company Act"). The
Fund is a "non-diversified" investment company under the Investment Company Act, and therefore, may invest its assets in a more limited number of issuers than may diversified investment companies. To the extent the Fund invests a significant portion of its assets in the securities of a particular issuer, it will be subject to an increased risk of loss if the market value of the issuer's securities declines.

CAPITALIZATION AND SHARE CLASSES

     The Trust has an unlimited number of shares of beneficial interest that may, without shareholder approval, be divided into an unlimited number of series of such shares, which, in turn, may be divided into an unlimited number of classes of such shares. The shares of the Fund described in this Statement of
Additional Information ("SAI") are currently divided into two classes, Investor
Shares and Advisor Shares. Each class of shares is offered through a separate
Prospectus. Unlike Investor Shares, Advisor Shares are currently subject to distribution fees, so that the performance of the Fund's Investor Shares will normally be more favorable than that of the Fund's Advisor Shares over the same time period. Generally, expenses and liabilities particular to a class of the
Fund, such as distribution fees applicable only to Advisor Shares, are allocated only to that class. Expenses and liabilities not related to a particular class are allocated in relation to the respective net asset value of each class, or on such other basis as the Trustees may in their discretion consider fair and equitable to each class. The Fund may suspend the sale of shares at any time.

     Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by a Fund or class of shares on matters affecting the particular Fund or class, as determined by the Trustees. For example, a change in a fundamental investment policy for a
Fund would be voted upon only by shareholders of that Fund and a change to a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares have noncumulative voting rights. Although the Trust is not required to hold annual meetings of its shareholders, shareholders have the right to call a meeting to elect or remove

                                       -1-

Trustees or to take other actions as provided in the Declaration of Trust.
Shares have no preemptive or subscription rights, and are transferable. Shares are entitled to dividends as declared by the Trust as approved by the Trustees, and if the Fund were liquidated, each class of shares of the Fund would receive the net assets of the Fund attributable to the class of shares. Because Investor and Advisor Shares are subject to different expenses, the Fund's dividends and other distributions will normally differ between the two classes.

ADDITIONAL INFORMATION CONCERNING THE FUND'S PRINCIPAL INVESTMENT STRATEGIES

     The following discussion provides additional information concerning the
Fund's principal investment strategies and the principal risks of the Fund described in the Prospectuses.

     FIXED INCOME SECURITIES. In periods of declining interest rates, the yield
(income from portfolio investments) of the Fund may tend to be higher than prevailing market rates, and in periods of rising interest rates, the yield of the Fund may tend to be lower. In addition, when interest rates are falling, the inflow of net new money to the Fund will likely be invested in portfolio instruments producing lower yields than the balance of the Fund's portfolio, thereby reducing the yield of the Fund. In periods of rising interest rates, the opposite can be true. The net asset value of the Fund investing in fixed income securities can generally be expected to change as general levels of interest rates fluctuate. The values of fixed income securities in the Fund's portfolio generally vary inversely with changes in interest rates. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

     LOWER-RATED SECURITIES. The Fund may invest in lower-rated fixed-income securities (commonly known as "junk bonds"). The Fund may invest in securities that are in default, and which offer little or no prospect for the payment of the full amount of unpaid principal and interest. The lower ratings of certain securities held by the Fund reflect a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund's ability to sell its securities at prices approximating the values the Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund at times may be unable to establish the fair value of such securities.

     Securities ratings are based largely on the issuer's historical financial condition and the rating agencies' analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer's current financial condition, which may be better or worse than the rating would indicate. In addition, the rating assigned to a security by
Moody's Investors Service, Inc. or Standard & Poor's Rating Service (or by any
other nationally recognized securities rating agency) does not reflect an assessment of the volatility of the security's market value or the liquidity of an investment in the security.

                                       -2-

     Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. A decrease in interest rates will generally result in an increase in the value of the Fund's assets. Conversely, during periods of rising interest rates, the value of the
Fund's assets will generally decline. The values of lower-rated securities may often be affected to a greater extent by changes in general economic conditions and business conditions affecting the issuers of such securities and their industries. Negative publicity or investor perceptions may also adversely affect the values of lower-rated securities. Changes by nationally recognized securities rating agencies in their ratings of any fixed-income security and changes in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the value of portfolio securities generally will not affect income derived from these securities, but will affect the Fund's net asset value. The Fund will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, Schroders will monitor the investment to determine whether its retention will assist in meeting the Fund's investment objective.

     Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. Such issuers may not have more traditional methods of financing available to them and may be unable to repay outstanding obligations at maturity by refinancing. The risk of loss due to default in payment of interest or repayment of principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness.

     At times, a portion of the Fund's assets may be invested in an issue of which the Fund, by itself or together with other funds and accounts managed by
Schroders or its affiliates, holds all or a major portion. Although Schroders generally considers such securities to be liquid because of the availability of an institutional market for such securities, it is possible that, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, the Fund could find it more difficult to sell these securities when Schroders believes it advisable to do so or may be able to sell the securities only at prices lower than if they were more widely held.
Under these circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing the Fund's net asset value.
In order to enforce its rights in the event of a default, the Fund may be required to participate in various legal proceedings or take possession of and manage assets securing the issuer's obligations on such securities. This could increase the Fund's operating expenses and adversely affect the Fund's net asset value. In the case of tax-exempt funds, any income derived from the Fund's ownership or operation of such assets would not be tax-exempt. The ability of a holder of a tax-exempt security to enforce the terms of that security in a bankruptcy proceeding may be more limited than would be the case with respect to securities of private issuers. In addition, the Fund's intention to qualify as a
"regulated investment company" under the Internal Revenue Code may limit the extent to which the Fund may exercise its rights by taking possession of such assets.

     Certain securities held by the Fund may permit the issuer at its option to
"call," or redeem, its securities. If an issuer were to redeem securities held by the Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

     The Fund may invest without limit in so-called "payment-in-kind" bonds.
Payment-in-kind bonds allow the issuer, at its option, to make current interest payments on the bonds either in cash or in additional bonds. Because payment-in-kind bonds do not pay current interest in cash, their value is subject to greater fluctuation in response to changes in market interest rates than bonds that pay interest

                                       -3-

currently. Payment-in-kind bonds allow an issuer to avoid the need to generate cash to meet current interest payments. Accordingly, such bonds may involve greater credit risks than bonds paying interest currently in cash. The Fund is required to accrue interest income on such investments and to distribute such amounts at least annually to shareholders even though such bonds do not pay current interest in cash. Thus, it may be necessary at times for the Fund to liquidate investments in order to satisfy its dividend requirements.

     To the extent the Fund invests in securities in the lower rating categories, the achievement of the Fund's goals is more dependent on Schroders'
investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. This also may be true with respect to tax-exempt securities, as the amount of information about the financial condition of an issuer of tax-exempt securities may not be as extensive as that which is made available by corporations whose securities are publicly traded.

     CONVERTIBLE SECURITIES. The Fund may invest in convertible securities, which are corporate debt securities that may be converted at either a stated
price or stated rate into underlying shares of common stock. Convertible securities have general characteristics similar both to debt securities and equity securities. The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities. Convertible securities provide for streams of income with yields that are generally higher than those of common stocks.

     WARRANTS TO PURCHASE SECURITIES. The Fund may invest in bonds issued with warrants attached to purchase equity securities. These instruments have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit the Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

     FOREIGN INVESTMENTS. The Fund may invest in securities principally traded in foreign markets. The Fund may also invest in Eurodollar certificates of deposit and other certificates of deposit issued by United States branches of foreign banks and foreign branches of United States banks.

     Investments in foreign securities may involve risks and considerations different from or in addition to investments in domestic securities. There may be less information publicly available about a foreign company than about a U.S.
company, and foreign companies are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign companies are less liquid and at times more volatile than securities of comparable U.S. companies. Foreign brokerage commissions and other fees are also generally higher than in the
United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of the Fund's assets held abroad) and expenses not present in the settlement of domestic investments. Also, because foreign securities may be denominated in foreign currencies, the values of the Fund's assets may be affected favorably or unfavorably by currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between currencies.

                                       -4-

     In addition, with respect to certain foreign countries, there is a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, adoption of foreign governmental restrictions affecting the payment of principal and interest, imposition of withholding or confiscatory taxes, political or financial instability, and adverse political, diplomatic or economic developments which could affect the values of investments in those countries. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the
United States or other countries and it may be more difficult to obtain and enforce a judgment against a foreign issuer. Also, the laws of some foreign countries may limit the Fund's ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to foreign securities.

     Income received by the Fund from sources within foreign countries may be reduced by withholding and other taxes imposed by such countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known, and tax laws and their interpretations may change from time to time and may change without advance notice. Any such taxes paid by the Fund will reduce its net income available for distribution to shareholders.

     EMERGING MARKET SECURITIES. The Fund may invest in securities of companies determined by Schroders to be "emerging market" issuers. The risks of investing in foreign securities are particularly high when securities of issuers based in developing or emerging market countries are involved. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in foreign, developed countries. These risks include: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic and political uncertainty and instability (including the risk of war);
more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S.
dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United
States; and, greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

     In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

     FOREIGN CURRENCY TRANSACTIONS. The Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return. The Fund may engage in both "transaction hedging" and "position hedging".

                                       -5-

     When it engages in transaction hedging, the Fund enters into foreign currency transactions with respect to specific receivables or payables of that
Fund generally arising in connection with the purchase or sale of its portfolio securities. The Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, the Fund will attempt to protect against a possible loss resulting from an adverse change in the relationship between the
U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     The Fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with transaction hedging. The Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes, the Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives the Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the Fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the Fund the right to purchase a currency at the exercise price until the expiration of the option. The Fund will engage in over-the-counter transactions only when appropriate exchange-traded transactions are unavailable and when, in Schroders' opinion, the pricing mechanism and liquidity are satisfactory and the participants are responsible parties likely to meet their contractual obligations.

     When it engages in position hedging, the Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, the Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The Fund may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is impossible to forecast with precision the market value of the Fund's portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of the Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver.

                                       -6-

     To offset some of the costs to the Fund of hedging against fluctuations in currency exchange rates, the Fund may write covered call options on those currencies.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency. Also, suitable foreign currency hedging transactions may not be available in all circumstances and there can be no assurance that the Fund will utilize hedging transactions at any time or from time to time.

     The Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, and by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.

     Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders
(usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month.
Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, the Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although the Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position

                                       -7-

and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

     Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. Such options will be purchased or written only when Schroders believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

     The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.
Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.

     Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     CERTAIN DERIVATIVE INSTRUMENTS. Derivative instruments are financial instruments whose value depends upon, or is derived from, the value of an underlying asset, such as a security, index or currency. As described below, to the extent permitted under "Investment Restrictions" below and in the
Prospectuses, the Fund may engage in a variety of transactions involving the use of derivative instruments, including options and futures contracts on securities and securities indices, options on futures contracts, and short sales. These transactions may be used by the Fund for hedging purposes or, to the extent permitted by applicable law, to increase its current return. Use of derivatives other than for hedging purposes may be considered speculative, and when the Fund invests in a derivative instrument it could lose more than the principal amount invested.

     OPTIONS. The Fund may purchase and sell covered put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices.

     Covered call options. The Fund may write covered call options on its portfolio securities to realize a greater current return through the receipt of premiums than it would realize on its securities

                                       -8-

alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

     A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is "covered" if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.

     In return for the premium received when it writes a covered call option, the Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund's cost for the underlying security and the proceeds of the sale (exercise price minus commissions) plus the amount of the premium.

     The Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. The Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

     Covered put options. The Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the
Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option is "covered" if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

     In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, the Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.

     The Fund may terminate a put option that it has written before it expires by a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

     Options on foreign securities. The Fund may purchase and sell options on foreign securities if in Schroders' opinion the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund's investment objectives. It is expected that risks related to such options will not differ materially from risks related to options on U.S.
securities. However, position limits and other rules of foreign exchanges may differ from those in the U.S. In addition, options markets

                                       -9-

in some countries, many of which are relatively new, may be less liquid than comparable markets in the U.S.

     Purchasing put and call options. The Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

     The Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

     The Fund may also purchase put and call options to enhance its current return. The Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

     Risks involved in the sale of options. Options transactions involve certain risks, including the risks that Schroders will not forecast interest rate or market movements correctly, that the Fund may be unable at times to close out such positions, or that hedging transactions may not accomplish their purpose because of imperfect market correlations. The successful use of these strategies depends on the ability of Schroders to forecast market and interest rate movements correctly.

     An exchange-listed option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will enter into an option position only if Schroders believes that a liquid secondary market exists, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. If no secondary market were to exist, it would be impossible to enter into a closing transaction to close out an option position. As a result, the Fund may be forced to continue to hold, or to purchase at a fixed price, a security on which it has sold an option at a time when Schroders believes it is inadvisable to do so.

     Higher than anticipated trading activity or order flow or other unforeseen events might cause The Options Clearing Corporation or an exchange to institute special trading procedures or restrictions that might restrict the Fund's use of options. The exchanges have established limitations on the maximum number of calls and puts of each class that may be held or written by an investor or group of investors acting in concert. It is possible that the Fund and other clients of Schroders may be considered such a group. These position limits may restrict the Fund's ability to purchase or sell options on particular securities.

     As described below, the Fund generally expects that its options transactions will be conducted on recognized exchanges. In certain instances, however, the Fund may purchase and sell options in the over-the-counter markets.
Options which are not traded on national securities exchanges may be closed

                                      -10-

out only with the other party to the option transaction. For that reason, it may be more difficult to close out over-the-counter options than exchange-traded options. Options in the over-the-counter market may also involve the risk that securities dealers participating in such transactions will be unable to meet their obligations to the Fund. Furthermore, over-the-counter options are not subject to the protection afforded purchasers of exchange-traded options by The
Options Clearing Corporation. The Fund will, however, engage in over-the-counter options transactions only when appropriate exchange-traded options transactions are unavailable and when, in the opinion of Schroders, the pricing mechanism and liquidity of the over-the-counter markets are satisfactory and the participants are responsible parties likely to meet their contractual obligations. The Fund will treat over-the-counter options (and, in the case of options sold by the
Fund, the underlying securities held by the Fund) as illiquid investments as required by applicable law.

     Government regulations, particularly the requirements for qualification as a "regulated investment company" (a "RIC") under the United States Internal
Revenue Code of 1986, may also restrict the Fund's use of options.

     FUTURES CONTRACTS. To the extent permitted under "Investment Restrictions"
below and in the Prospectuses and by applicable law, the Fund may buy and sell futures contracts, options on futures contracts, and related instruments in order to hedge against the effects of adverse market changes or to increase current return. Depending upon the change in the value of the underlying security or index when the Fund enters into or terminates a futures contract the
Fund may realize a gain or loss.

     The Fund is operated by a person who has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange
Act (the "CEA") and, therefore, such person is not subject to registration or regulation as a pool operator under the CEA.

     Futures on Securities and Related Options. A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities -- assuming a "long" position -- the Fund will legally obligate itself to accept the future delivery of the underlying security and pay the agreed price. By selling futures on securities -- assuming a "short"
position -- it will legally obligate itself to make the future delivery of the security against payment of the agreed price. Open futures positions on securities will be valued at the most recent settlement price, unless that price does not, in the judgment of the Fund's Valuation Committee, reflect the fair value of the contract, in which case the positions will be fair valued by the
Trustees or the Valuation Committee.

     Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of the underlying securities whenever it appears in Schroders' judgment economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for such closing transactions and guarantees that the Fund's sale and purchase obligations under closed-out positions will be performed at the termination of the contract.

     Hedging by use of futures on securities seeks to establish more certainty than would otherwise be possible the effective rate of return on portfolio securities. The Fund may, for example, take a "short" position in the futures market by selling contracts for the future delivery of securities held by the
Fund (or

                                      -11-

securities having characteristics similar to those held by the Fund) in order to hedge against an anticipated rise in interest rates that would adversely affect the value of the Fund's portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities may substantially be offset by appreciation in the value of the futures position.

     On other occasions, the Fund may take a "long" position by purchasing futures on securities. This would be done, for example, when the Fund expects to purchase particular securities when it has the necessary cash, but expects the rate of return available in the securities markets at that time to be less favorable than rates currently available in the futures markets. If the anticipated rise in the price of the securities should occur (with its concomitant reduction in yield), the increased cost to the Fund of purchasing the securities may be offset, at least to some extent, by the rise in the value of the futures position taken in anticipation of the subsequent securities purchase.

     A Fund that invests in fixed income securities may also use futures to adjust the duration of its fixed income portfolio and otherwise to manage
(increase or decrease) the Fund's exposure to interest rate risk.

     Successful use by the Fund of futures contracts on securities is subject to
Schroders' ability to predict correctly movements in the direction of the security's price and factors affecting markets for securities. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the market prices of securities held by it and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily maintenance margin requirements. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     The Fund may purchase and write put and call options on certain futures contracts, as they become available. Such options are similar to options on securities except that options on futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an option of the same series.
There is no guarantee that such closing transactions can be effected. The Fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers'
requirements, and, in addition, net option premiums received will be included as initial margin deposits. See "Margin Payments" below. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. However, there may be circumstances when the purchase of call or put options on a futures contract would result in a loss to the Fund when the purchase or sale of the futures contracts would not, such as when there is no movement in the prices of securities. The writing of a put or call option on a futures contract involves risks similar to those risks relating to the purchase or sale of futures contracts.

     Index Futures Contracts and Options. The Fund may invest in debt index futures contracts and stock index futures contracts, and in related options. A debt index futures contract is a contract to buy or sell units of a specified debt index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the index. A stock index futures contract is a contract to buy or sell

                                      -12-

units of a stock index at a specified future date at a price agreed upon when the contract is made. A unit is the current value of the stock index.

     Depending on the change in the value of the index between the time when the
Fund enters into and terminates an index futures transaction, the Fund may realize a gain or loss. The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor's 100 Stock Index is composed of 100 selected common stocks, most of which are listed on the New
York Stock Exchange. The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if the Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of
$180 and the S&P 100 Index is at $184 on that future date, the Fund will gain
$400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose
$200 (100 units x loss of $2).

     The Fund may purchase or sell futures contracts with respect to any securities indices. Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

     In order to hedge the Fund's investments successfully using futures contracts and related options, the Fund must invest in futures contracts with respect to indices or sub-indices the movements of which will, in Schroders'
judgment, have a significant correlation with movements in the prices of the
Fund's portfolio securities.

     Options on index futures contracts are similar to options on securities except that options on index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract
(a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.
Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder's option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

     As an alternative to purchasing and selling call and put options on index futures contracts, the Fund may purchase and sell index futures contracts may purchase and sell call and put options on the underlying indices themselves to the extent that such options are traded on national securities exchanges. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash
"exercise settlement amount." This amount is equal to the

                                      -13-

amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed "index multiplier."

     The Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. The Fund may also allow such options to expire unexercised.

     Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

     The Fund may also purchase warrants, issued by banks and other financial institutions, whose values are based on the values from time to time of one or more securities indices.

     Margin Payments. When the Fund purchases or sells a futures contract, it is required to deposit with a futures commission merchant an amount of cash, U.S.
Treasury bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as "initial margin."
The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to the Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

     Subsequent payments to and from the broker occur on a daily basis in a process known as "marking to market." These payments are called "variation margin" and are made as the value of the underlying futures contract fluctuates.
For example, when the Fund sells a futures contract and the price of the underlying security rises above the delivery price, the Fund's position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract. Conversely, if the price of the underlying security falls below the delivery price of the contract, the Fund's futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the market price of the securities underlying the futures contract.

     When the Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the
Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     SPECIAL RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS

     Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

                                      -14-

However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.

     In addition to the risks that apply to all options transactions, there are several special risks relating to options on futures contracts. The ability to establish and close out positions in such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although the Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options with the result that the Fund would have to exercise the options in order to realize any profit.

     Hedging Risks. There are several risks in connection with the use by the
Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or in the prices of the Fund's securities which are the subject of a hedge. Schroders will, however, attempt to reduce this risk by purchasing and selling, to the extent possible, futures contracts and related options on securities and indices the movements of which will, in its judgment, correlate closely with movements in the prices of the underlying securities or index and the Fund's portfolio securities sought to be hedged.

     Successful use of futures contracts and options by the Fund for hedging purposes is also subject to Schroders' ability to predict correctly movements in the direction of the market. It is possible that, where the Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in value in its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions.
Due to the possibility of price distortion, even a correct forecast of general market trends by Schroders may still not result in a successful hedging transaction over a very short time period.

     Lack of Availability. Because the markets for certain options and futures contracts and other derivative instruments in which the Fund may invest
(including markets located in foreign countries) are relatively new and still developing and may be subject to regulatory restraints, the Fund's ability to engage in transactions using such instruments may be limited. Suitable derivative transactions may not be available in all circumstances and there is no assurance that the Fund will engage in such transactions at any time or from time to time. The Fund's ability to engage in hedging transactions may also be limited by certain regulatory and tax considerations.

                                      -15-

     Other Risks. The Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures may be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss. The Fund may be required to segregate certain of its assets on the books of its custodian in respect of derivatives transactions entered into by the Fund. As an open-end investment company, registered with the
SEC, the Trust is subject to federal securities laws, including the 1940 Act, related rules and various SEC and SEC Staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Trust must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other SEC- or Staff-approved measures while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Trust must cover its open positions by setting aside liquid assets equal to the contracts' full, notional value.
With respect to forwards and futures that are contractually required to
"cash-settle," however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust's daily marked-to-market (net) obligation (i.e. the
Trust's daily net liability, if any) rather than the notional value. By setting aside assets equal to only its net obligation under cash-settled forward or futures the Trust will have the ability to employ leverage to a greater extent than if the Trust were required to segregate assets equal to the full notional value of such contracts. The use of leverage involves certain risks. The Trust reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions articulated from time to time by the
SEC and its Staff.

     SWAP AGREEMENTS. The Fund may enter into swap agreements and other types of over-the-counter transactions with broker-dealers or other financial institutions. Depending on their structures, swap agreements may increase or decrease the Fund's exposure to long- or short-term interest rates (in the United
States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates.
The values of the Fund's swap positions would increase or decrease depending on the changes in value of the underlying rates, currency values, or other indices or measures.

     The Fund may also enter into "credit default" swap transactions. In a credit default swap, one party pays what is, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in a default (or similar events) by a third party on its obligations. The Fund may pay a premium and, in return, have the right to put certain bonds or loans to the counterparty upon default by the issuer of such bonds or loans (or similar events) and to receive in return the par value of such bonds or loans (or another agreed upon amount). The Fund would generally enter into this type of transaction to limit or reduce risk with respect to bonds or loans that it owns in its portfolios or otherwise in connection with transactions intended to reduce one or more risks in the Fund's portfolio, or otherwise to increase the Fund's investment return. In addition, the Fund could also receive the premium referenced above, and be obligated to pay a counterparty the par value of certain bonds or loans upon a default (or similar event) by the issuer. The Fund would generally enter into this type of transaction as a substitute for investment in the securities of the issuer, or otherwise to increase the Fund's investment return.

     The Fund's ability to realize a profit from such transactions will depend on the ability of the financial institutions with which they enter into the transactions to meet their obligations to the Fund.

                                      -16-

Under certain circumstances, suitable transactions may not be available to the
Fund, or the Fund may be unable to close out its position under such transactions at the same time, or at the same price, as if it had purchased comparable publicly traded securities. The Fund's ability to engage in certain swap transactions may be limited by tax considerations.

     HYBRID INSTRUMENTS. These instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument. A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of depositor other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities
(collectively, "underlying assets"), or by another objective index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, "benchmarks"). Hybrid instruments may take a number of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

     The risks of investing in hybrid instruments reflect a combination of the risks of investing in securities, options, futures and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, which may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by the Fund may not be successful.

     Hybrid instruments may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, hybrid instruments may bear interest at above market rates but bear an increased risk of principal loss
(or gain). The latter scenario may result if "leverage" is used to structure the hybrid instrument. Leverage risk occurs when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

     Hybrid instruments can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, the Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a U.S. dollar-denominated hybrid instrument whose redemption price is linked to the average three year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of less than par if rates were above the specified level. Furthermore, the Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put

                                      -17-

option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful and the Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the hybrid instrument.

     Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

     Hybrid instruments may also carry liquidity risk since the instruments are often "customized" to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between the Fund and the issuer of the hybrid instrument, the creditworthiness of the counterparty of the issuer of the hybrid instrument would be an additional risk factor the Fund would have to consider and monitor. Hybrid instruments also may not be subject to regulation by the Commodities Futures Trading Commission
("CFTC"), which generally regulates the trading of commodity futures by U.S.
persons, the Securities and Exchange Commission (the "Commission"), which regulates the offer and sale of securities by and to U.S. persons, or any other governmental regulatory authority.

     MORTGAGE BACKED AND ASSET-BACKED SECURITIES. Mortgage-backed securities, including collateralized mortgage obligations ("CMOs") and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

     Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event the Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-

                                      -18-

related securities. If the life of a mortgage-related security is inaccurately predicted, the Fund may not be able to realize the rate of return the adviser expected.

     Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates.
As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Fund.

     Prepayments may cause losses on securities purchased at a premium. At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value.

     CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the
U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

     Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility.

     Prepayments could result in losses on stripped mortgage-backed securities.
Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The yield to maturity on an interest only or "IO" class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments
(including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurable adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these

                                      -19-

securities. Conversely, principal only securities or "POs" tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.

     The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

NON-PRINCIPAL INVESTMENTS, INVESTMENT PRACTICES AND RISKS

     In addition to the principal investment strategies and the principal risks of the Fund described in the Prospectuses and this SAI, the Fund may employ other investment practices and may be subject to additional risks, which are described below.

     SHORT SALES. The Fund may seek to hedge investments or realize additional gains through short sales.

     Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan.
To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker (or by the Fund's custodian in a special custody account), to the extent necessary to meet margin requirements, until the short position is closed out. The Fund also will incur transaction costs in effecting short sales.

     The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund may realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with a short sale. The Fund's loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. There can be no assurance that the Fund will be able to close out a short position at any particular time or at an acceptable price. In addition, short positions may result in a loss if a portfolio strategy of which the short position is a part is otherwise unsuccessful.

     At any time that the Fund has sold a security short, it will maintain liquid securities, in a segregated account with its custodian, in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the value at the time of the securities sold short.

     REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements without limit. A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund's cost plus interest). It is the Fund's present intention to enter into repurchase agreements only with member banks of the Federal Reserve System and securities dealers meeting certain criteria as to creditworthiness and financial condition,
and

                                      -20-

only with respect to obligations of the U.S. government or its agencies or instrumentalities or other high quality short-term debt obligations. Repurchase agreements may also be viewed as loans made by the Fund which are collateralized by the securities subject to repurchase. Schroders will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.

     FORWARD COMMITMENTS. The Fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time
("forward commitments") if the Fund holds, and maintains until the settlement date in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets.
Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the
Fund of an advantageous yield or price.

     Although the Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the Fund may dispose of a commitment prior to settlement if Schroders deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments.

     FLOATING RATE AND VARIABLE RATE DEMAND NOTES. Floating rate and variable rate demand notes and bonds may have a stated maturity in excess of one year, but may have features that permit a holder to demand payment of principal plus accrued interest upon a specified number of days notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer has a corresponding right, after a given period, to prepay in its discretion the outstanding principal of the obligation plus accrued interest upon a specific number of days notice to the holders. The interest rate of a floating rate instrument may be based on a known lending rate, such as a bank's prime rate, and is reset whenever such rate is adjusted. The interest rate on a variable rate demand note is reset at specified intervals at a market rate.

     LOAN PARTICIPATIONS AND OTHER FLOATING RATE LOANS. The Fund may invest in
"loan participations." By purchasing a loan participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a particular borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are typically made by a syndicate of banks, represented by an agent bank which has negotiated and structured the loan and which is responsible generally for collecting interest, principal, and other amounts from the borrower on its own behalf and on behalf of the other lending institutions in the syndicate, and for enforcing its and their other rights against the borrower. Each of the lending institutions, including the agent bank, lends to the borrower a portion of the total amount of the loan, and retains the corresponding interest in the loan.

     The Fund's ability to receive payments of principal and interest and other amounts in connection with loan participations held by it will depend primarily on the financial condition of the borrower. The

                                      -21-

failure by the Fund to receive scheduled interest or principal payments on a loan participation would adversely affect the income of the Fund and would likely reduce the value of its assets, which would be reflected in a reduction in the Fund's net asset value. Banks and other lending institutions generally perform a credit analysis of the borrower before originating a loan or participating in a lending syndicate. In selecting the loan participations in which the Fund will invest, however, Schroders will not rely solely on that credit analysis, but will perform its own investment analysis of the borrowers.
Schroders' analysis may include consideration of the borrower's financial strength and managerial experience, debt coverage, additional borrowing requirements or debt maturity schedules, changing financial conditions, and responsiveness to changes in business conditions and interest rates. Schroders will be unable to access non-public information to which other investors in syndicated loans may have access. Because loan participations in which the Fund may invest are not generally rated by independent credit rating agencies, a decision by the Fund to invest in a particular loan participation will depend almost exclusively on Schroders', and the original lending institution's, credit analysis of the borrower. Investments in loan participations may be of any quality, including "distressed" loans, and will be subject to the Fund's credit quality policy.

     Loan participations may be structured in different forms, including novations, assignments and participating interests. In a novation, the Fund assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. The Fund assumes the position of a co-lender with other syndicate members. As an alternative, the Fund may purchase an assignment of a portion of a lender's interest in a loan. In this case, the Fund may be required generally to rely upon the assigning bank to demand payment and enforce its rights against the borrower, but would otherwise be entitled to all of such bank's rights in the loan. The Fund may also purchase a participating interest in a portion of the rights of a lending institution in a loan. In such case, it will be entitled to receive payments of principal, interest and premium, if any, but will not generally be entitled to enforce its rights directly against the agent bank or the borrower, and must rely for that purpose on the lending institution. The
Fund may also acquire a loan participation directly by acting as a member of the original lending syndicate.

     The Fund will in many cases be required to rely upon the lending institution from which it purchases the loan participation to collect and pass on to the Fund such payments and to enforce the Fund's rights under the loan. As a result, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent the Fund from receiving principal, interest and other amounts with respect to the underlying loan. When the Fund is required to rely upon a lending institution to pay to that Fund principal, interest and other amounts received by it, Schroders will also evaluate the creditworthiness of the lending institution.

     The borrower of a loan in which the Fund holds a participation interest may, either at its own election or pursuant to terms of the loan documentation, prepay amounts of the loan from time to time. There is no assurance that the
Fund will be able to reinvest the proceeds of any loan prepayment at the same interest rate or on the same terms as those of the original loan participation.

     Corporate loans in which the Fund may purchase a loan participation are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Under current market conditions, most of the corporate loan participations purchased by the
Fund will represent interests in loans made to finance highly leveraged corporate acquisitions, known as "leveraged buy-out" transactions. The highly leveraged capital structure of the borrowers in such

                                      -22-

transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. In addition, loan participations generally are subject to restrictions on transfer, and only limited opportunities may exist to sell such participations in secondary markets. As a result, the Fund may be unable to sell loan participations at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

     Certain of the loan participations acquired by the Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the
Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. To the extent that the Fund is committed to make additional loans under such a participation, it will at all times hold and maintain in a segregated account liquid assets in an amount sufficient to meet such commitments. Certain of the loan participations acquired by the Fund may also involve loans made in foreign currencies. The Fund's investment in such participations would involve the risks of currency fluctuations described below with respect to investments in the foreign securities.

     Notwithstanding its intention generally not to receive material, non-public information with respect to its management of investments in floating rate loans, Schroders may from time to time come into possession of material, non-public information about the issuers of loans that may be held in the Fund's portfolio. Possession of such information may in some instances occur despite
Schroders' efforts to avoid such possession, but in other instances Schroders may choose to receive such information (for example, in connection with participation in a creditors' committee with respect to a financially distressed issuer). As, and to the extent, required by applicable law, Schroders' ability to trade in these loans for the account of the Fund could potentially be limited by its possession of such information. Such limitations on Schroders' ability to trade could have an adverse effect on the Fund by, for example, preventing the
Fund from selling a loan that is experiencing a material decline in value. In some instances, these trading restrictions could continue in effect for a substantial period of time.

     In some instances, other accounts managed by Schroders may hold other securities issued by borrowers whose floating rate loans may be held in the
Fund's portfolio. These other securities may include, for example, debt securities that are subordinate to the floating rate loans held in the Fund's portfolio, convertible debt or common or preferred equity securities. In certain circumstances, such as if the credit quality of the issuer deteriorates, the interests of holders of these other securities may conflict with the interests of the holders of the issuer's floating rate loans. In such cases, Schroders may owe conflicting fiduciary duties to the Fund and other client accounts.
Schroders will endeavor to carry out its obligations to all of its clients to the fullest extent possible, recognizing that in some cases certain clients may achieve a lower economic return, as a result of these conflicting client interests, than if Schroders' client accounts collectively held only a single category of the issuer's securities.

     ZERO-COUPON SECURITIES. Zero-coupon securities in which the Fund may invest are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current distributions of interest. As a result, the net asset value of shares of the Fund, if it invests in zero-coupon securities, may fluctuate over a greater range than shares of other funds of the Trust and other mutual funds investing in securities making current distributions of interest and having similar maturities. The Fund is required to distribute the income on zero-coupon securities as the income accrues, even though the Fund is not receiving the

                                      -23-

income in cash on a current basis. Thus, the Fund may have to sell other investments, including when it may not be advisable to do so, to make income distributions.

     Zero-coupon securities may include U.S. Treasury bills issued directly by the U.S. Treasury or other short-term debt obligations, and longer-term bonds or notes and their unmatured interest coupons which have been separated by their holder, typically a custodian bank or investment brokerage firm. A number of securities firms and banks have stripped the interest coupons from the underlying principal (the "corpus") of U.S. Treasury securities and resold them in custodial receipt programs with a number of different names, including
Treasury Income Growth Receipts ("TIGRS") and Certificates of Accrual on
Treasuries ("CATS"). CATS and TIGRS are not considered U.S. government securities. The underlying U.S. Treasury bonds and notes themselves are held in book-entry form at the Federal Reserve Bank or, in the case of bearer securities
(i.e., unregistered securities which are owned ostensibly by the bearer or holder thereof), in trust on behalf of the owners thereof.

     In addition, the U.S. Treasury has facilitated transfers of ownership of zero-coupon securities by accounting separately for the beneficial ownership of particular interest coupons and corpus payments on U.S. Treasury securities through the Federal Reserve book-entry record keeping system. The Federal
Reserve program as established by the U.S. Treasury Department is known as
"STRIPS" or "Separate Trading of Registered Interest and Principal of
Securities." Under the STRIPS program, the Fund will be able to have its beneficial ownership of U.S. Treasury zero-coupon securities recorded directly in the book-entry record keeping system in lieu of having to hold certificates or other evidences of ownership of the underlying U.S. Treasury securities.

     When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.

     WHEN-ISSUED SECURITIES. The Fund may from time to time purchase securities on a "when-issued" basis. Debt securities are often issued on this basis. The price of such securities, which may be expressed in yield terms, is fixed at the time a commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date. Normally, the settlement date occurs within one month of the purchase. During the period between purchase and settlement, no payment is made by the Fund and no interest accrues to the Fund.
To the extent that assets of the Fund are held in cash pending the settlement of a purchase of securities, the Fund would earn no income. While the Fund may sell its right to acquire when-issued securities prior to the settlement date, the
Fund intends actually to acquire such securities unless a sale prior to settlement appears desirable for investment reasons. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the amount due and the value of the security in determining the Fund's net asset value. The market value of the when-issued securities may be more or less than the purchase price payable at the settlement date. The Fund will establish a segregated account in which it will maintain cash and U.S. Government securities or other liquid securities at least equal in value to commitments for when-issued securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date.

                                      -24-

     LOANS OF FUND PORTFOLIO SECURITIES. The Fund may lend its portfolio securities in order to earn additional income, provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, cash, or cash equivalents adjusted daily to have a market value at least equal to the current market value of the securities loaned; (2) the Fund may at any time call the loan and regain the securities loaned; (3) the Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of the Fund's portfolio securities loaned will not at any time exceed one-third of the total assets of the Fund. While the Fund may loan portfolio securities with an aggregate market value of up to one-third of the
Fund's total assets at any time, entering into securities loans is not a principal strategy of the Fund and the risks arising from lending portfolio securities are not principal risks of investing in the Fund. In addition, it is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. Before the Fund enters into a loan, Schroders will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund will not lend portfolio securities to borrowers affiliated with the Fund.

     CERTAIN FIXED INCOME SECURITIES. The Fund may purchase fixed income securities issued by companies of any market capitalization, including small and micro cap companies. Such investments may involve greater risk than is usually associated with larger, more established companies.

     TEMPORARY DEFENSIVE STRATEGIES. As described in the Prospectuses, Schroders may at times judge that conditions in the securities markets make pursuing the
Fund's basic investment strategies inconsistent with the best interests of its shareholders and may temporarily use alternate investment strategies primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund would invest in investment grade debt securities, cash, or money market instruments to any extent Schroders considers consistent with such defensive strategies. It is impossible to predict when, or for how long, the Fund will use these alternate strategies. One risk of taking such temporary defensive positions is that the Fund may not achieve its investment objective.

INVESTMENT RESTRICTIONS

     As fundamental investment restrictions, which may only be changed with approval by the holders of a majority of the outstanding voting securities of the Fund, the Fund may not:

1. issue any class of securities which is senior to the Fund's shares of beneficial interest, except to the extent the Fund is permitted to borrow money or otherwise to the extent consistent with applicable law from time to time.

Note: The Investment Company Act currently prohibits an open-end investment company from issuing any senior securities, except to the extent it is permitted to borrow money (see Note following restriction 2, below). A class of securities may be senior to the Fund's shares of beneficial interest if it provides a preference upon liquidation, preferential dividends, or similar rights.

                                      -25-

2. borrow money, except to the extent permitted by applicable law from time to time;

Note: The Investment Company Act currently permits an open-end investment company to borrow money from a bank so long as the ratio which the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%.

3. act as underwriter of securities of other issuers except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

4. purchase any security (other than Government securities, as such term is defined in the 1940 Act) if as a result 25% or more of the Fund's total assets
(taken at current value) would be invested in a single industry;

5. make loans, except by purchase of debt obligations or other financial instruments, by entering into repurchase agreements, or through the lending of its portfolio securities;

6. purchase or sell commodities or commodity contracts, except that the Fund may purchase or sell financial futures contracts, options on financial futures contracts, and futures contracts, forward contracts, and options with respect to foreign currencies, and may enter into swap transactions or other financial transactions, and except in connection with otherwise permissible options, futures, and commodity activities as described elsewhere in the Prospectuses or this SAI from time to time; and

8. purchase or sell real estate or interests in real estate, including real estate mortgage loans, although the Fund may purchase and sell securities which are secured by real estate and securities of companies, including limited partnership interests, that invest or deal in real estate and it may purchase interests in real estate investment trusts. (For purposes of this restriction, investments by the Fund in mortgage-backed securities and other securities representing interests in mortgage pools shall not constitute the purchase or sale of real estate or interests in real estate or real estate mortgage loans).

----------

     It is contrary to the current policy of the Fund, which policy may be changed without shareholder approval, to invest more than 15% of its net assets in securities which are not readily marketable, including securities restricted as to resale (other than securities restricted as to resale but determined by the Trustees, or persons designated by the Trustees to make such determinations, to be readily marketable).

     As a matter of non-fundamental policy, the Fund may not purchase securities when outstanding borrowings of money exceed 5% of the Fund's total assets.

                                      -26-

     In addition, the Fund may, as a matter of non-fundamental policy, engage in short sales of securities, although the Fund does not normally invest substantially in short sales.

     The Fund may, as a non-fundamental policy, pledge up to one-third of its assets in connection with permissible borrowings by the Fund. In addition, as a non-fundamental policy, the Fund will not invest in other companies for the purpose of exercising control of those companies.

     All percentage limitations on investments (except the limitation with respect to securities that are not readily marketable set forth in the fourth preceding paragraph) will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment; except that, if the Fund ceases to maintain the 300% asset coverage ratio described above in the Note following restriction 2, it will take steps to restore that asset coverage ratio within three days thereafter (excluding Sundays and holidays) or such longer period as may be prescribed by applicable regulations.

     Except for the investment restrictions listed above as fundamental or to the extent designated as such in the Prospectuses, the other investment policies described in this SAI or in the Prospectuses are not fundamental and may be changed by approval of the Trustees.

     The 1940 Act provides that a "vote of a majority of the outstanding voting securities" of the Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy.

DISCLOSURE OF PORTFOLIO HOLDINGS

     Through filings made with the SEC on Form N-CSR and Form N-Q, the Fund makes its full portfolio holdings publicly available to shareholders on a quarterly basis. The Fund normally makes such filings on or shortly after the sixtieth day following the end of a fiscal quarter. The Fund delivers its complete portfolio schedules for the second and fourth fiscal quarters, required to be filed on Form N-CSR, to shareholders in the Fund's semi-annual and annual reports. The Fund does not deliver its complete portfolio schedules for the first and third fiscal quarters, required to be filed on Form N-Q, to shareholders, but these schedules are available on the SEC website at
www.sec.gov.

     POLICIES AND PROCEDURES. The Schroder Funds have adopted policies and procedures with respect to disclosure of the Fund's portfolio holdings. These procedures apply both to arrangements, expected to be in place over a period of time, to make available information about the securities in the Fund's portfolio and with respect to disclosure on a one-time, irregular basis. These procedures provide that neither Schroders nor SIMNA Ltd., as applicable, nor the Fund receive any compensation in return for the disclosure of information about the
Fund's portfolio securities or for any ongoing arrangements to make available information about the Fund's portfolio securities. Portfolio holdings may be disclosed to certain third parties in advance of quarterly filings by the Fund with the SEC. In each instance of such advance disclosure, a determination will have been made by Schroders or SIMNA Ltd., as applicable, that such disclosure is supported by a legitimate business purpose of the relevant Fund and that the recipients, except as described below, are subject to an independent duty not to disclose (whether contractually or as a matter of law) or trade on the nonpublic information. The Fund currently discloses nonpublic portfolio holdings information only to recipients who have agreed in writing with Schroders, or
SIMNA Ltd., as

                                      -27-

applicable, to keep such information confidential. In some cases these recipients are subject to a contractual obligation to keep portfolio holdings information confidential, and in other cases they are subject to a contractual obligation to keep information disclosed to them by the Fund confidential.
Recipients of nonpublic portfolio holdings information are also subject to legal requirements prohibiting them from trading on material nonpublic information. In the future, where Schroders or SIMNA Ltd., as applicable, does not believe that the risk of disclosure is material, the Fund may disclose information to recipients who do not have an independent duty not to disclose the nonpublic information and are not party to a confidentiality agreement. Any inappropriate use of such information by the recipient could be harmful to the Fund and its shareholders. The Fund has no ongoing arrangements to make available nonpublic portfolio holdings information, except as described in the procedures below.
Nonpublic portfolio holdings information is disclosed by the Fund's portfolio management team, except in cases where the information is disclosed by other personnel or agents of the Fund, as described below. The following list describes the circumstances in which the Fund discloses its portfolio holdings to select third parties:

     Portfolio Managers. Portfolio managers shall have full daily access to portfolio holdings for the Funds for which they have direct management responsibility. Under Schroders' code of ethics, portfolio managers are prohibited from disclosing nonpublic information to third parties. Portfolio managers may release and discuss specific portfolio holdings with various broker-dealers, on an as-needed basis, for purposes of analyzing the impact of existing and future market changes on the prices, availability or demand, and liquidity of such securities, as well as for the purpose of assisting portfolio managers in the trading of such securities.

     Schroders. In its capacity as adviser to the Fund, certain Schroders personnel and personnel of its affiliates, SIMNA Ltd. and Schroder Investment
Management Limited, that deal directly with the processing, settlement, review, control, auditing, reporting, or valuation of portfolio trades will have full daily access to Fund portfolio holdings. Employees of SIMNA Ltd. and Schroder
Investment Management Limited with access to portfolio holdings information are provided with training on the Trust's policies and procedures regarding disclosure of portfolio holdings information. Training is provided by the
Schroders compliance department in the applicable jurisdiction, after consultation with Schroders plc's global compliance department located in
London. The Trust's Chief Compliance Officer reports to the Trustees regarding compliance by such affiliates.

     External Servicing Agents. Appropriate personnel employed by entities that assist in the review and/or processing of Fund portfolio transactions, which include fund accounting agents, pricing services, and the custodian have daily access to all Fund portfolio holdings. Portfolio holdings information is provided on an ongoing basis to the Fund's administrator SEI Investments Global
Funds Services ("SEI"). PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, receives portfolio holdings information yearly in connection with the Fund's audit. Schroders utilizes the services of
Institutional Shareholder Services ("ISS") to assist with proxy voting. ISS receives full Fund portfolio holdings on a monthly basis for the Fund for which it provides services.

     Ranking/Rating Agencies. Morningstar, Lipper, Thomson and Bloomberg receive the Fund's full portfolio holdings no earlier than 60 calendar days following the end of each calendar quarter.

     Certain approved recipients of portfolio holdings information are listed in the policies and procedures with respect to the disclosure of the Fund's portfolio holdings approved by the Board of Trustees of the Trust. Any addition to the list of approved recipients of portfolio holdings information

                                      -28-

included in such procedures (whether on an ongoing or a one-time basis) requires approval by the President and Chief Compliance Officer of the Fund based on a review of: (i) the type of Fund involved; (ii) the purpose for receiving the holdings information; (iii) the intended use of the information; (iv) the frequency of the information to be provided; (v) the length of the period, if any, between the date of the information and the date on which the information will be disclosed; (vi) the proposed recipient's relationship to the Fund; (vii)
the ability of Schroders to monitor that such information will be used by the proposed recipient in accordance with the stated purpose for the disclosure;
(viii) whether a confidentiality agreement will be in place with such proposed recipient; and (ix) whether any potential conflicts exist regarding such disclosure between the interests of the Fund shareholders, on the one hand, and those of the Fund's investment adviser, principal underwriter, or any affiliated person of the Fund.

     In general, the Schroder Funds policies and procedures provide that disclosure by Schroders of information about the holdings of client accounts other than the Fund's accounts is governed by the policies relating to protection of client information pursuant to Regulation S-P. Details about the holdings of any portfolio other than the Fund, however, may provide holdings information that is substantially identical to holdings of the Fund that have not yet been publicly released. To the extent that disclosure of non-Fund portfolios to persons other than those enumerated in the Schroder Funds policies and procedures would provide information substantially identical to the Fund's portfolio, that disclosure is subject to the Schroder Funds policies and procedures.

     Nothing in the Schroder Funds policies and procedures prohibits any investment group from providing to a research service provider a coverage list that identifies securities that the investment group follows for research purposes provided that: (i) the list of securities does not consist exclusively of the current portfolio holdings of any Fund; and (ii) no information about actual holdings by any account is included.

     The Board of Trustees reviews and reapproves the policies and procedures related to portfolio disclosure, including the list of approved recipients, as often as deemed appropriate, but not less than annually, and may make any changes it deems appropriate.

MANAGEMENT OF THE TRUST

The Trustees of the Trust are responsible for the general oversight of the
Trust's business. Subject to such policies as the Trustees may determine,
Schroders furnishes a continuing investment program for the Fund and makes investment decisions on their behalf, except that SIMNA Ltd., an affiliate of
Schroders, serves as sub-adviser responsible for portfolio management and the
Fund. Subject to the control of the Trustees, Schroders also manages the Fund's other affairs and business.

The names, addresses and ages of the Trustees and executive officers of the
Trust, together with information as to their principal business occupations during the past five years, are set forth in the following tables. Unless otherwise indicated, each Trustee and executive officer shall hold the indicated
positions until his or her resignation or removal.

                             DISINTERESTED TRUSTEES

The following table sets forth certain information concerning Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Trust
(each, a "Disinterested Trustee").

                                      -29-

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                            IN FUND         OTHER DIRECTORSHIPS
                                              TERM OF OFFICE                                COMPLEX             OUTSIDE OF
 NAME, AGE AND ADDRESS OF   POSITION(S) HELD   AND LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN              SCHRODERS
   DISINTERESTED TRUSTEE       WITH TRUST       TIME SERVED       DURING PAST 5 YEARS     BY TRUSTEE           FUND COMPLEX
--------------------------  ----------------  --------------  --------------------------  ----------  ------------------------------

David N. Dinkins, 78        Trustee           Indefinite      Trustee of the Trust and    9           None
875 Third Avenue, 22nd Fl.                    Since 1994      Schroder Capital Funds
New York, NY 10022                                            (Delaware); Professor,
                                                              Columbia School of
                                                              International
                                                              and Public Affairs.

Peter E. Guernsey, 84       Trustee           Indefinite      Trustee of the Trust and    9           None
875 Third Avenue, 22nd Fl.                    Since 1997      Schroder Capital Funds
New York, NY 10022                                            (Delaware). Retired.
                                                              Formerly, Senior Vice
                                                              President, Marsh &
                                                              McLennan, Inc. (insurance
                                                              services).

John I. Howell, 89          Trustee           Indefinite      Trustee and Lead            10          American Life Assurance Co. of
875 Third Avenue, 22nd Fl.                    Since 1996      Disinterested Trustee of                New York; United States Life
New York, NY 10022                                            the Trust, Schroder                     Insurance Co. of the City of
                                                              Capital Funds (Delaware)                New York; First SunAmerica
                                                              and Schroder Global Series              Life Insurance Co.
                                                              Trust; Private Consultant,
                                                              Indian Rock Corporation
                                                              (individual accounting).

Peter S. Knight, 55         Trustee           Indefinite      Trustee of the Trust,       10          Medicis; PAR Pharmaceuticals;
875 Third Avenue, 22nd Fl.                    Since 1997      Schroder Capital Funds                  and Entremed
New York, NY 10022                                            (Delaware) and Schroder
                                                              Global Series Trust;
                                                              Director, Schroder
                                                              Japanese Long/Short Fund;
                                                              Director, Schroder Credit
                                                              Renaissance Fund, LP;
                                                              Director, Schroder
                                                              Alternative Strategies
                                                              Fund; President,
                                                              Generation Investment
                                                              Management U.S. Formerly,
                                                              Managing Director, MetWest
                                                              Financial (financial
                                                              services); President, Sage
                                                              Venture Partners
                                                              (investing); and Partner,
                                                              Wunder, Knight, Forcsey &
                                                              DeVierno (law firm).

William L. Means, 70        Trustee           Indefinite      Trustee of the Trust         9           None
875 Third Avenue, 22nd Fl.                    Since 1997      and Schroder Capital Funds
New York, NY 10022                                            (Delaware). Retired.

                                      -30-

Clarence F. Michalis, 84    Trustee           Indefinite      Trustee of the Trust,       10          None
875 Third Avenue, 22nd Fl.                    Since 1997      Schroder Capital Funds
New York, NY 10022                                            (Delaware) and Schroder
                                                              Global Series Trust.
                                                              Retired. Formerly,
                                                              Chairman of the Board of
                                                              Directors, Josiah Macy,
                                                              Jr., Foundation.

Hermann C. Schwab, 86       Trustee           Indefinite      Trustee of the Trust and    9           None
875 Third Avenue, 22nd Fl.                    Since 1997      Schroder Capital Funds
New York, NY 10022                                            (Delaware). Retired.
                                                              Formerly, consultant to
                                                              Schroder Capital
                                                              Management International,
                                                              Inc.

James D. Vaughn, 61         Trustee           Indefinite      Trustee and Chairman of     10          AMG National Trust Bank
875 Third Avenue, 22nd Fl.                    Since 2003      the Audit Committee of the
New York, New York 10022                                      Trust, Schroder Capital
                                                              Funds (Delaware) and
                                                              Schroder Global Series
                                                              Trust. Retired. Formerly,
                                                              Managing Partner, Deloitte
                                                              & Touche USA, LLP-Denver.

                               INTERESTED TRUSTEE

The following table sets forth certain information concerning a Trustee who is an "interested person" (as defined in the Investment Company Act) of the Trust
(an "Interested Trustee").

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                            IN FUND   OTHER DIRECTORSHIPS
                                              TERM OF OFFICE                                COMPLEX       OUTSIDE OF
 NAME, AGE AND ADDRESS OF   POSITION(S) HELD   AND LENGTH OF    PRINCIPAL OCCUPATION(S)    OVERSEEN        SCHRODERS
    INTERESTED TRUSTEE         WITH TRUST       TIME SERVED       DURING PAST 5 YEARS     BY TRUSTEE     FUND COMPLEX
--------------------------  ----------------  --------------  --------------------------  ----------  -------------------

Peter L. Clark, 42*         Trustee and       Indefinite      Trustee and Chairman of     9           None
875 Third Avenue, 22nd Fl.  Chairman          Since 2003      the Trust and Schroder
New York, NY 10022                                            Capital Funds (Delaware);
                                                              Chief Executive Officer,
                                                              Schroders. Formerly,
                                                              Managing Director and Head
                                                              of Emerging Markets, JP
                                                              Morgan/JP Morgan
                                                              Investment Management;
                                                              Vice President and Head of
                                                              Proprietary Trading, JP
                                                              Morgan.

*    Mr. Clark is an Interested Trustee due to his status as an officer and employee of Schroder Investment Management North America Inc. and its
     affiliates.

                                      -31-

                                    OFFICERS

The following table sets forth certain information concerning the Trust's officers. The officers of the Trust are employees of organizations that provide services to the Fund.

                                                                    TERM OF OFFICE
 NAME, AGE AND ADDRESS OF          POSITION(S) HELD                  AND LENGTH OF           PRINCIPAL OCCUPATION(S)
          OFFICER                     WITH TRUST                      TIME SERVED              DURING PAST 5 YEARS
--------------------------  -----------------------------  --------------------------------  -----------------------

Peter L. Clark, 42          Trustee and Chairman           Indefinite                        Trustee and Chairman of
875 Third Avenue, 22nd Fl.                                 Since 2003                        the Trust and Schroder
New York, NY 10022                                                                           Capital Funds
                                                                                             (Delaware); Director
                                                                                             and Chief Executive
                                                                                             Officer, Schroders.
                                                                                             Formerly, Managing
                                                                                             Director and Head of
                                                                                             Emerging Markets, JP
                                                                                             Morgan/JP Morgan
                                                                                             Investment Management;
                                                                                             Vice President and Head
                                                                                             of Proprietary Trading,
                                                                                             JP Morgan.

Mark A. Hemenetz, 49        President and Principal        Indefinite                        Chief Operating
875 Third Avenue, 22nd Fl.  Executive Officer              Since May 2004                    Officer, Director and
New York, NY 10022                                                                           Executive Vice
                                                                                             President, Schroders;
                                                                                             Chairman and Director,
                                                                                             Schroder Fund Advisors
                                                                                             Inc.; President and
                                                                                             Principal Executive
                                                                                             Officer, the Trust,
                                                                                             Schroder Capital Funds
                                                                                             (Delaware) and Schroder
                                                                                             Global Series Trust.
                                                                                             Formerly, Executive
                                                                                             Vice President and
                                                                                             Director of Investment
                                                                                             Management, Bank of New
                                                                                             York.

Alan M. Mandel, 48          Treasurer and Chief Financial  Indefinite                        First Vice President,
875 Third Avenue, 22nd Fl.  Officer                        Since May 2003                    Schroders; Chief
New York, NY 10022                                                                           Operating Officer,
                                                                                             Treasurer and Director,
                                                                                             Schroder Fund Advisors
                                                                                             Inc.; Treasurer and
                                                                                             Chief Financial
                                                                                             Officer, the Trust,
                                                                                             Schroder Global Series
                                                                                             Trust and Schroder
                                                                                             Capital Funds
                                                                                             (Delaware).

Carin F. Muhlbaum, 44       Executive Vice President and   Indefinite                        Senior Vice President,
875 Third Avenue, 22nd Fl.  Clerk                          Vice President since 1998; Clerk  General Counsel, and
New York, NY 10022                                         since 2001                        Chief Administrative
                                                                                             Officer, Schroders;
                                                                                             Director, Senior Vice
                                                                                             President, Secretary
                                                                                             and General Counsel,
                                                                                             Schroder Fund Advisors
                                                                                             Inc.; Executive Vice
                                                                                             President and
                                                                                             Secretary/Clerk, the
                                                                                             Trust, Schroder Global
                                                                                             Series Trust and
                                                                                             Schroder Capital Funds
                                                                                             (Delaware).

Stephen M. DeTore, 54       Chief Compliance Officer       Indefinite                        Senior Vice President,
875 Third Avenue, 22nd Fl.                                 Since 2005                        Director and Chief
New York, NY 10022                                                                           Compliance Officer,
                                                                                             Schroders; Senior Vice
                                                                                             President and Director,
                                                                                             Schroder Fund Advisors
                                                                                             Inc.; Chief Compliance
                                                                                             Officer, the Trust,
                                                                                             Schroder Capital Funds
                                                                                             (Delaware) and Schroder
                                                                                             Global Series Trust.
                                                                                             Formerly, Deputy
                                                                                             General Counsel,
                                                                                             Gabelli Asset
                                                                                             Management Inc.;
                                                                                             Associate General
                                                                                             Counsel, Gabelli Asset
                                                                                             Management, Inc.;
                                                                                             Assistant Director,
                                                                                             Office of Examination
                                                                                             Support, U.S.
                                                                                             Securities and Exchange
                                                                                             Commission.

Angel Lanier, 43            Assistant Secretary            Indefinite                        Assistant Vice
875 Third Avenue, 22nd Fl.                                 Since 2005                        President, Schroders;
New York, NY 10022                                                                           Assistant Vice President,
                                                                                             Schroder Fund Advisors Inc.;
                                                                                             Assistant Secretary of
                                                                                             the Trust, Schroder
                                                                                             Capital Funds
                                                                                             (Delaware) and Schroder
                                                                                             Global Series Trust.
                                                                                             Formerly, Associate,
                                                                                             Schroders.

                                      -32-

                              CERTAIN AFFILIATIONS

The following table lists the positions held by the Trust's officers and any
Interested Trustees with affiliated persons or principal underwriters of the
Trust:

                                         POSITIONS HELD WITH
                                        AFFILIATED PERSONS OR
                                       PRINCIPAL UNDERWRITERS
       NAME                                 OF THE TRUST
       ----         ------------------------------------------------------------
Peter L. Clark      Trustee and Chairman of the Trust and Schroder Capital Funds
                    (Delaware); Director and Chief Executive Officer, Schroders.
                    Formerly, Managing Director and Head of Emerging Markets, JP
                    Morgan/JP Morgan Investment Management; Vice President and
                    Head of Proprietary Trading, JP Morgan.

Mark A. Hemenetz    President of the Trust; President of Schroder Capital Funds
                    (Delaware) and Schroder Global Series Trust; Chief Operating
                    Officer, Director and Executive Vice President, Schroders;
                    Chairman and Director, Schroder Fund Advisors Inc.

Alan M. Mandel      First Vice President, Schroders; Chief Operating Officer,
                    Treasurer and Director, Schroder Fund Advisors Inc.;
                    Treasurer and Chief Financial Officer, the Trust, Schroder
                    Global Series Trust, Schroder Capital Funds (Delaware).

Carin F. Muhlbaum   Senior Vice President, General Counsel, and Chief
                    Administrative Officer, Schroders; Director, Senior Vice
                    President, Secretary and General Counsel, Schroder Fund
                    Advisors Inc.; Executive Vice President and Secretary/Clerk,
                    the Trust, Schroder Global Series Trust, and Schroder
                    Capital Funds (Delaware).

Stephen M. DeTore   Senior Vice President, Director and Chief Compliance
                    Officer, Schroders; Senior Vice President and Director,
                    Schroder Fund Advisors Inc.; Chief Compliance Officer, the
                    Trust, Schroder Global Series Trust, and Schroder Capital
                    Funds (Delaware).

Angel Lanier        Assistant Vice President, Schroders; Assistant Vice
                    President, Schroder Fund Advisors Inc.; Assistant Secretary,
                    the Trust, Schroder Global Series Trust, and Schroder
                    Capital Funds (Delaware).

                       COMMITTEES OF THE BOARD OF TRUSTEES

Audit Committee. The Board of Trustees has an Audit Committee composed of all of the Disinterested Trustees (Messrs. Dinkins, Guernsey, Howell, Knight, Means,
Michalis, Schwab and Vaughn). The Audit Committee provides oversight with respect to the internal and external accounting and auditing procedures of the
Fund and, among other things, considers the selection of independent public accountants for the Fund and the scope of the audit, approves all audit and permitted non-audit services proposed to be performed by those accountants on behalf of the Fund, and considers other services provided by those accountants to the Fund and Schroders and their affiliates and the possible effect of those services on the independence of those accountants. The Audit Committee met four times during the fiscal year ended October 31, 2005.

Nominating Committee. All of the Disinterested Trustees (Messrs. Dinkins,
Guernsey, Howell, Knight, Means, Michalis, Schwab and Vaughn) serve as a
Nominating Committee of the Board responsible for reviewing and recommending qualified candidates to the Board in the event that a position is vacated or

                                      -33-

created. The Nominating Committee will consider nominees recommended by shareholders if the Committee is considering other nominees at the time of the nomination and the nominee meets the Committee's criteria. Nominee recommendations may be submitted to the Clerk of the Trust at the Trust's principal business address. The Nominating Committee did not meet during the fiscal year ended October 31, 2005.

                              SECURITIES OWNERSHIP

For each Trustee, the following table discloses the dollar range of equity securities beneficially owned by the Trustee, on an aggregate basis, in any registered investment companies overseen by the Trustee within the Schroder family of investment companies, as of December 31, 2005.

                                                                       AGGREGATE DOLLAR
                                                                        RANGE OF EQUITY
                                                                       SECURITIES IN ALL
                                                                          REGISTERED
                                                                     INVESTMENT COMPANIES
                                                                      OVERSEEN BY TRUSTEE
                                                 DOLLAR RANGE OF         IN FAMILY OF
                                                EQUITY SECURITIES         INVESTMENT
    NAME OF TRUSTEE              FUND              IN THE FUND            COMPANIES*
    ---------------      -------------------   -------------------   --------------------

                                               Ranges:               Ranges:
                                                  None                  None
                                                  $1-$10,000            $1-$10,000
                                                  $10,001-$50,000       $10,001-$50,000
                                                  $50,001-$100,000      $50,001-$100,000
                                                  Over $100,000         Over $100,000
DISINTERESTED TRUSTEES
DAVID N. DINKINS                                                     $10,001-$50,000
                         STRATEGIC BOND FUND   None
PETER E. GUERNSEY                                                    None
                         STRATEGIC BOND FUND   None
JOHN I. HOWELL                                                       $10,001-$50,000
                         STRATEGIC BOND FUND   None
PETER S. KNIGHT                                                      None
                         STRATEGIC BOND FUND   None
WILLIAM L. MEANS                                                     $1-10,000
                         STRATEGIC BOND FUND   None
CLARENCE F. MICHALIS                                                 Over $100,000
                         STRATEGIC BOND FUND   None
HERMANN C. SCHWAB                                                    None
                         STRATEGIC BOND FUND   None
JAMES D. VAUGHN                                                      Over $100,000
                         STRATEGIC BOND FUND   None
INTERESTED TRUSTEES
PETER L. CLARK                                                       $10,001-$50,000
                         STRATEGIC BOND FUND   None

                                      -34-

*    For these purposes, the Trust, Schroder Capital Funds (Delaware), and
     Schroder Global Series Trust are considered part of the same "Family of
     Investment Companies."

For Disinterested Trustees and their immediate family members, the following table provides information regarding each class of securities owned beneficially in an investment adviser or principal underwriter of the Trust, or a person
(other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Trust, as of December 31, 2005:

                          NAME OF OWNERS AND
NAME OF TRUSTEE        RELATIONSHIPS TO TRUSTEE   COMPANY   TITLE OF CLASS   VALUE OF SECURITIES   PERCENT OF CLASS
---------------        ------------------------   -------   --------------   -------------------   ----------------

David N. Dinkins                  N/A               N/A           N/A                N/A                  N/A
Peter E. Guernsey                 N/A               N/A           N/A                N/A                  N/A
John I. Howell                    N/A               N/A           N/A                N/A                  N/A
Peter S. Knight                   N/A               N/A           N/A                N/A                  N/A
William L. Means                  N/A               N/A           N/A                N/A                  N/A
Clarence F. Michalis              N/A               N/A           N/A                N/A                  N/A
Hermann C. Schwab                 N/A               N/A           N/A                N/A                  N/A
James D. Vaughn                   N/A               N/A           N/A                N/A                  N/A

                             TRUSTEES' COMPENSATION

Trustees who are not employees of Schroders or its affiliates receive an annual retainer of $11,000 for their services as Trustees of all open-end investment companies distributed by Schroder Fund Advisors Inc., and $1,250 per meeting attended in person or $500 per meeting attended by telephone. Members of an
Audit Committee for one or more of such investment companies receive an additional $1,000 per year. Payment of the annual retainer is allocated among such investment companies based on their relative net assets. Payments of meeting fees are allocated only among those investment companies to which the meeting relates.

The following table sets forth approximate information regarding compensation received by Trustees from the "Fund Complex" for the fiscal year ended October
31, 2005. (Interested Trustees who are employees of Schroders or its affiliates and officers of the Trust receive no compensation from the Trust and are compensated in their capacities as employees of Schroders and its affiliates).

                                      -35-

                         AGGREGATE    TOTAL COMPENSATION FROM
                       COMPENSATION    TRUST AND FUND COMPLEX
   NAME OF TRUSTEE      FROM TRUST       PAID TO TRUSTEES*
   ---------------     ------------   -----------------------
David N. Dinkins          $12,615             $20,080
Peter E. Guernsey         $12,615             $20,080
John I. Howell            $ 5,091             $20,080
Peter S. Knight           $ 4,591             $17,750
William L. Means          $12,565             $20,000
Clarence F. Michalis      $ 5,091             $20,080
Hermann C. Schwab         $12,615             $20,080
James D. Vaughn           $ 5,040             $20,000

*    The Total Compensation shown in this column for each Trustee includes compensation for services as a Trustee of the Trust, Schroder Capital Funds
     (Delaware) and Schroder Global Series Trust. The Trust, Schroder Capital
     Funds (Delaware) and Schroder Global Series Trust are considered part of the same "Fund Complex" for these purposes.

The Trust's Declaration of Trust provides that the Trust will indemnify its
Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the
Trust, except if it is determined in the manner specified in the Declaration of
Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of his or her duties. The Trust by-laws provide that the conduct of a Trustee shall be evaluated solely by reference to a hypothetical reasonable person, without regard to any special expertise, knowledge, or other qualifications of the Trustee, or any determination that the Trustee is an
"audit committee financial expert." The Trust bylaws provide that the Trust will indemnify its Trustees against liabilities and expenses incurred in connection with litigation or formal or informal investigations in which they may become involved because of their service as Trustees, except to the extent prohibited by the Declaration of Trust. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

SCHRODERS AND ITS AFFILIATES

     Schroders serves as the investment adviser for the Fund. Schroders is a wholly owned subsidiary of Schroder U.S. Holdings Inc., which currently engages through its subsidiary firms in the asset management business. Affiliates of
Schroder U.S. Holdings Inc. (or their predecessors) have been investment managers since 1927. Schroder U.S. Holdings Inc. is a wholly owned subsidiary of
Schroder International Holdings, which is a wholly owned subsidiary of Schroders plc, a publicly owned holding company organized under the laws of England.
Schroders plc and its affiliates currently engage in the asset management business, and as of December 31, 2005, had under management assets of approximately $211 billion. Schroders' address is 875 Third Avenue, 22nd Floor,
New York, New York 10022.

     SIMNA Ltd., an affiliate of Schroders, has served as sub-adviser to the
Fund since its inception.

     Schroder Fund Advisors Inc., the Trust's principal underwriter, is a wholly owned subsidiary of Schroder Investment Management North America Inc.

                                      -36-

PORTFOLIO MANAGERS

     The portfolio managers primarily responsible for making investment decisions for the Fund are Robert Michele and Louise Davies.

     Other Accounts Managed. The following tables show information regarding other accounts managed by the portfolio managers of the Fund, as of January 31,
2006:

                                                                                       TOTAL ASSETS IN
                                                                 NUMBER OF ACCOUNTS    ACCOUNTS WHERE
                                                                 WHERE ADVISORY FEE    ADVISORY FEE IS
                                   NUMBER OF    TOTAL ASSETS    IS BASED ON ACCOUNT   BASED ON ACCOUNT
                                    ACCOUNTS     IN ACCOUNTS        PERFORMANCE          PERFORMANCE
                                   ---------   --------------   -------------------   ----------------

ROBERT MICHELE
Registered Investment Companies       None     None                     None                None
Other Pooled Investment Vehicles      12       $1,541 million           None                None
Other Accounts                         9       $710 million             None                None

LOUISE DAVIES
Registered Investment Companies       None     None                     None                None
Other Pooled Investment Vehicles      12       $1,541 million           None                None
Other Accounts                         9       $710 million             None                None

     Material Conflicts of Interest. Whenever a portfolio manager of the Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategy of the other accounts. For example, in certain instances, a portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the fact that other accounts require the portfolio manager to devote less than all of his or her time to the Fund may be seen itself to constitute a conflict with the interest of the Fund.

     Each portfolio manager may also execute transactions for another fund or account at the direction of such fund or account that may adversely impact the value of securities held by the Fund. Securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund.
Finally, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and accounts. Schroders' policies, however, require that portfolio managers allocate investment opportunities among accounts managed by them in an equitable manner over time. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time. See "Brokerage
Allocation and Other Practices" for more information about this process.

                                      -37-

     The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management, which indirectly links compensation to sales. Also, potential conflicts of interest may arise since the structure of
Schroders' compensation may vary from account to account.

     Schroders has adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

     Compensation. Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. The Fund's portfolio managers are compensated for their services to the Fund and to other accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of
Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.

     Each portfolio manager's bonus is based in part on performance.
Discretionary bonuses for portfolio managers are determined by a number of factors. At a macro level the total amount available to spend is a function of the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on
"team" maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to the relevant benchmarks over one and three year periods, the level of funds under management and the level of performance fees generated. For the purpose of determining Robert Michele and Louise Davies' bonuses, the relevant benchmark for performance comparison is a blend of fixed income benchmarks. Performance is evaluated for each quarter, year and since inception of the Fund. The portfolio managers' compensation for other accounts they manage is not based upon account performance.

     Schroders also reviews "softer" factors such as leadership, innovation, contribution to other parts of the business an adherence to corporate values of excellence, integrity, teamwork, passion and innovation. An employee's bonus is paid in a combination of cash and Schroders plc stock, as determined by
Schroders. This stock vests over a period of three years and ensures that the interests of the employee are aligned with those of shareholders of Schroders.

     Ownership of Securities. As of the date hereof, no shares of the Fund are outstanding.

PERFORMANCE INFORMATION OF CERTAIN OTHER ACCOUNTS MANAGED BY SCHRODERS

     The following table sets forth historical performance information for the institutional investment accounts managed by Schroders that have investment objectives, policies, strategies, and investment

                                      -38-

restrictions that are substantially similar to those of the Fund (the "Schroder
Composite"). The Schroder Composite includes a pooled investment vehicle managed by Schroders that is not registered under the Investment Company Act and is offered principally outside the United States ("unregistered fund").

     The composite data is provided to illustrate the past performance of
Schroders in managing substantially similar accounts as measured against a specified market index. The information shown below does not represent the
Fund's performance, and should not be considered a prediction of the future performance of the Fund. The Fund is recently organized and does not yet have historical investment performance information. THE PERFORMANCE INFORMATION SHOWN
FOR THE SCHRODER COMPOSITE IS FOR A SHORT PERIOD OF TIME AND SHOULD NOT BE
VIEWED AS INDICATIVE OF LONG-TERM PERFORMANCE OF SCHRODERS WITH RESPECT TO THE
INCLUDED ACCOUNTS.

     The Schroders Composite performance data shown below was calculated in accordance with recommended standards of the CFA Institute(1), retroactively applied to all time periods. The Schroder Composite includes all actual, fee-paying, discretionary, private accounts, including unregistered funds, managed by Schroders that have investment objectives, policies, strategies, and risks substantially similar to those of the Fund and that have a minimum account size of $2 million (accounts with assets of below $2 million are managed following a strategy Schroders considers to be substantially different from the
Fund due to their small size).

     The Schroder Composite assumes the reinvestment of all earnings. No leverage has been used in the accounts included in the Schroder Composite.

     A complete list and description of Schroders' composites and presentations are available upon request by contacting (800) 464-3108, or writing Schroders, at 875 Third Avenue, 22nd Floor, New York, New York 10022.

     Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and equivalents are included in performance returns. The monthly returns of the Schroder Composite combine the individual accounts' returns by asset-weighing each individual account's asset value as of the beginning of the month. Quarterly returns are calculated by geometrically linking the monthly returns. Investors should be aware that the SEC uses a methodology different from that used below to calculate performance which, as with the use of any methodology different from that below, could result in different performance results.

     All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. The results presented below have been calculated without deduction of investment advisory fees or other expenses of the accounts in the Schroder
Composite. Rather, the performance of such accounts has been restated to deduct
(1) in one column, the highest advisory fees of any account in the Schroder
Composite; and (2) in separate columns, the Net Expenses of the Fund shown in the Prospectuses (1.15% per annum for Investor Shares of the Fund; 1.40% per annum for Advisor Shares of the Fund) to all periods.

----------
(1)  CFA Institute (formerly the Association for Investment Management and
     Research (AIMR)) is a non-profit membership and education organization with more than 60,000 members worldwide that, among other things, has formulated a set of performance presentation standards for investment advisers. These performance presentation standards are intended to (i) promote full and fair presentations by investment advisers of their performance results, and
     (ii) ensure uniformity in reporting so that performance results of investment advisers are directly comparable.

                                      -39-

     The unregistered fund is not subject to the diversification requirements, specific tax restrictions, and investment limitations imposed on the Fund by the
Investment Company Act or Subchapter M of the Internal Revenue Code. As a
result, the investment portfolio of the Fund, if they had been in operation during the periods shown, would likely have differed to some extent from those of the unregistered fund.

     The results presented below may not necessarily equate with the return experienced by any particular investor as a result of the timing of investments and redemptions. In addition, the effect of taxes on any investor will depend on such person's tax status, and the results have not been reduced to reflect any income tax which may have been payable.

SCHRODER STRATEGIC BOND FUND - PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

     The table below shows the average annual total returns for the Schroder
Composite (in one column, restated to reflect reduction of the highest advisory fee paid by any account in this Schroder Composite; in another, restated to reflect deduction of Net Expenses for Investor Shares of the Fund; and in the
other, restated to reflect deduction of Net Expenses for Advisor Shares of the
Fund) and a broad-based securities market index as of December 31, 2005.

                   Schroder Composite      Schroder Composite       Schroder Composite
                     Net of Highest        Net of Net Expenses     Net of Net Expenses
                  Advisory Fee Paid by   for Investor Shares of   for Advisor Shares of   Lehman Brothers
                     any Account in        the Fund (1.15% per     the Fund (1.40% per     Aggregate Bond
      Year            Composite (1)            annum) (1)               annum) (1)           Index (2)
      ----        --------------------   ----------------------   ---------------------   ---------------

1 year                    5.63%                   5.47%                   5.20%                2.43%
Since Inception           5.44%                   5.28%                   5.01%                2.18%

(1)  The Schroder Composite inception date is October 31, 2004.

(2)  The Lehman Brothers Aggregate Bond Index is an index based on U.S. dollar denominated bonds having maturities greater than 12 months and rated investment grade by both Moody's Investment Services and Standard & Poor's.
     Individual issues must exceed $250 million to be eligible for inclusion in the index.

MANAGEMENT CONTRACT

     Management Contract. Under a Management Contract between the Trust, on behalf of the Fund, and Schroders, Schroders, at its expense, provides the Fund with (i) investment advisory services and advises and assists the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of its Trustees regarding the conduct of business of the Trust and the
Fund, and (ii)

                                      -40-

management and administrative services necessary for the operation of the Fund, including preparation of shareholder reports and communications, regulatory compliance, such as reports to and filings with the SEC and state securities commissions, and general supervision of the operation of the Fund, including coordination of the services performed by the Fund's sub-administrator, transfer agent, custodian, independent auditors, legal counsel and others.

     Under the Management Contract, Schroders is required to continuously furnish the Fund an investment program consistent with the investment objective and policies of the Fund, and to determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the
Fund's assets shall be held uninvested, subject always to the provisions of the
Trust's Declaration of Trust and by-laws, and of the Investment Company Act, and to the Fund's investment objective, policies, and restrictions, and subject further to such policies and instructions as the Trustees may from time to time establish.

     As compensation for services provided to the Fund pursuant to the
Management Contract, Schroders is entitled to receive from the Trust a fee, computed and paid quarterly, at the annual rate (based on the Fund's average daily net assets) of 0.75%. In order to limit the expenses of the Fund's
Investor Shares and Advisor Shares, Schroders has separately agreed to reduce its compensation and, if necessary, to pay certain other of the Fund's expenses until June 30, 2007 to the extent that the Total Annual Operating Expenses of the Fund allocable to its Investor Shares exceed the annual rate (based on the average daily net assets attributable to the Fund's Investor Shares) of 1.15%
and to the extent that the Total Annual Operating Expenses of the Fund allocable to its Advisor Shares exceed the annual rate (based on the average daily net assets allocable to the Fund's Advisor Shares) of 1.40%. Schroders makes available to the Trust, without additional expense to the Trust, the services of such of its directors, officers, and employees as may duly be elected Trustees or officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. Schroders pays the compensation and expenses of officers and executive employees of the Trust. Schroders also provides investment advisory research and statistical facilities and all clerical services relating to such research, statistical, and investment work. Schroders pays the Trust's office rent.

     Under the Management Contract, the Trust is responsible for all its other expenses, which may include clerical salaries not related to investment activities; fees and expenses incurred in connection with membership in investment company organizations; brokers' commissions; payment for portfolio pricing services to a pricing agent, if any; legal expenses; auditing expenses;
accounting expenses; payments under any distribution plan; shareholder servicing payments; taxes and governmental fees; fees and expenses of the transfer agent and investor servicing agent of the Trust; the cost of preparing share certificates or any other expenses, including clerical expenses, incurred in connection with the issue, sale, underwriting, redemption, or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of the Trustees of the Trust who are not affiliated with Schroders; the cost of preparing and distributing reports and notices to shareholders; public and investor relations expenses; and fees and disbursements of custodians of the Fund's assets. The Trust is also responsible for its expenses incurred in connection with litigation, proceedings, and claims and the legal obligation it may have to indemnify its officers and Trustees with respect thereto.

     The Management Contract provides that Schroders shall not be subject to any liability to the Trust or to any shareholder for any act or omission in connection with rendering services to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

                                      -41-

     The Management Contract may be terminated as to the Fund without penalty by vote of the Trustees, by the shareholders of the Fund, or by Schroders, on 60 days' written notice. The Management Contract also terminates without payment of any penalty in the event of its assignment. In addition, the Management Contract may be amended only by a vote of the shareholders of the Fund and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees who are not "interested persons" of Schroders. The
Management Contract provides that it will continue in effect from year to year
(after an initial two-year period) only so long as such continuance is approved at least annually by vote of either the Trustees or the shareholders of the
Fund, and, in either case, by a majority of the Trustees who are not "interested persons" of Schroders. In each of the foregoing cases, the vote of the shareholders is the affirmative vote of a "majority of the outstanding voting securities" as defined in the Investment Company Act.

     Subadvisory Agreement. On December 6, 2005, the Trustees of the Trust
approved an arrangement whereby Schroders would retain SIMNA Ltd. to serve as sub-adviser to the Fund. In connection therewith, the Trustees approved an
Investment Subadvisory Agreement between Schroders, SIMNA Ltd. and the Trust, on behalf of the Fund (the "Subadvisory Agreement"). This agreement went into effect on March 31, 2006.

     Under the Subadvisory Agreement, subject to the oversight of the Trustees and the direction and control of Schroders, SIMNA Ltd. is required to provide on behalf of the Fund the portfolio management services required of Schroders under the Fund's Management Contract. Accordingly, SIMNA Ltd. will be required to regularly provide the Fund with investment research, advice, and supervision and furnish continuously investment programs consistent with the investment objectives and policies of the Fund, and determine, for the Fund, what securities shall be purchased, what securities shall be held or sold, and what portion of the Fund's assets shall be held uninvested, subject always to the provisions of the Trust's Declaration of Trust and By-laws, and of the
Investment Company Act, and to the Fund's investment objectives, policies, and restrictions, and subject further to such policies and instructions as the
Trustees may from time to time establish.

     For the services to be rendered by SIMNA Ltd., Schroders (and not the Trust or the Fund) will pay to SIMNA Ltd. a monthly fee in an amount equal to fifty percent (50%) of all fees actually paid to Schroders by the Fund for such month under the Management Contract, provided that SIMNA Ltd.'s fee for any period will be reduced such that SIMNA Ltd. will bear fifty percent (50%) of any voluntary fee waiver observed or expense reimbursement borne by Schroders with respect to the Fund for such period.

     The Subadvisory Agreement provides that SIMNA Ltd. shall not be subject to any liability to the Trust or Schroders for any mistake of judgment or in any event whatsoever in connection with rendering service to the Trust in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.

     The Subadvisory Agreement relating to the Fund may be terminated with respect to the Fund without penalty (i) by vote of the Trustees or by vote of a majority of the outstanding voting securities (as defined in the Investment
Company Act) of the Fund on 60 days' written notice to SIMNA Ltd., (ii) by
Schroders on 60 days' written notice to SIMNA Ltd. or (iii) by SIMNA Ltd. on 60 days' written notice to Schroders and the Trust. The Subadvisory Agreement will also terminate without payment of any penalty in the event of its assignment.
The Subadvisory Agreement may be amended only by written agreement of all parties thereto and otherwise in accordance with the Investment Company Act.

                                      -42-

ADMINISTRATIVE SERVICES

     The Trust, on behalf of the Fund, has entered into an administration and accounting agreement with SEI Investments Global Fund Services ("SEI"). Under that agreement, the Trust, together with Schroder Capital Funds (Delaware), another trust comprised of funds managed by Schroders, pays fees to SEI based on the combined average daily net assets of all the funds of Schroder Capital Funds
(Delaware) and the Trust, according to the following annual rates: 0.115% of the first $600 million of such assets; 0.11% on the next $400 million of such assets; 0.09% on the next $1 billion of such assets; and 0.07% on the average daily net assets in excess of $2 billion. The Fund pays its pro rata portion of such expenses. The administration and accounting agreement is terminable by either party at the end of a three year initial term or thereafter, at any time, by either party upon six (6) months written notice to the other party. The administration and accounting agreement is terminable by either party in the case of a material breach.

DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Trust, Schroder Fund Advisors
Inc. (the "Distributor"), 875 Third Avenue, 22nd Floor, New York, New York
10022, serves as the distributor for the Trust's continually offered shares. The
Distributor pays all of its own expenses in performing its obligations under the
Distribution Agreement. The Distributor is not obligated to sell any specific amount of shares of any Fund. Please see "Schroders and its Affiliates" for
ownership information regarding the Distributor.

     Distribution plan for Advisor Shares. The Fund has adopted a Distribution
Plan pursuant to Rule 12b-1 under the Investment Company Act that allows the
Fund to compensate the Distributor in connection with the distribution of the
Fund's Advisor Shares. Under the Plan, the Fund may make payments at an annual rate up to 0.25% of the average daily net assets attributable to its Advisor
Shares. Because the fees are paid out of the Fund's assets attributable to its
Advisor shares on a ongoing basis, over time these fees will increase the cost of an investment in Advisor Shares of the Fund and may cost an investor more than paying other types of sales charges.

     The Distribution Plan is a compensation plan. The various costs and expenses that may be paid or reimbursed by amounts paid under the Distribution
Plan include advertising expenses, costs of printing prospectuses and other materials to be given or sent to prospective investors, expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses in connection with the distribution of Advisor Shares, payments to broker-dealers who advise shareholders regarding the purchase, sale, or retention of Advisor Shares, and payments to banks, trust companies, broker-dealers (other than the Distributor), or other financial organizations.

     The Distribution Plan may not be amended to increase materially the amount of payments permitted thereunder without the approval of a majority of the outstanding Advisor Shares of the Fund. Any other material amendment to the
Distribution Plan must be approved both by a majority of the Trustees and a majority of those Trustees ("Qualified Trustees") who are not "interested persons" (as defined in the Investment Company Act) of the Trust, and who have no direct or indirect financial interest in the operation of the Distribution
Plan or in any related agreement, by vote cast in person at a meeting called for the purpose. The Distribution Plan will continue in effect for successive one-year periods provided each such continuance is approved by a majority of the
Trustees and the Qualified Trustees by vote cast in person at a meeting called for the purpose. The Distribution Plan may be terminated at any

                                      -43-

time by vote of a majority of the Qualified Trustees or by vote of a majority of the Fund's outstanding Advisor Shares.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     SELECTION OF BROKERS. Schroders, in selecting brokers to effect transactions on behalf of the Fund, seek to obtain the best execution available.

     ALLOCATION. Schroders may deem the purchase or sale of a security to be in the best interests of the Fund as well as other clients of Schroders. In such cases, Schroders may, but is under no obligation to, aggregate all such transactions in order to obtain the most favorable price or lower brokerage commissions and efficient execution. Orders are normally allocated on a pro rata basis, except that in certain circumstances, such as the small size of an issue, orders will be allocated among clients in a manner believed by Schroders to be fair and equitable over time.

     BROKERAGE AND RESEARCH SERVICES. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Trust of negotiated brokerage commissions. Schroders may determine to pay a particular broker varying commissions according to such factors as the difficulty and size of the transaction. Transactions in foreign securities often involve the payment of fixed brokerage commissions, which are generally higher than those in the United
States, and therefore certain portfolio transaction costs may be higher than the costs for similar transactions executed on U.S. securities exchanges. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Trust includes a disclosed, fixed commission or discount retained by the underwriter or dealer.

     Schroders places all orders for the purchase and sale of portfolio securities and buys and sells securities through a substantial number of brokers and dealers. In so doing, it uses its best efforts to obtain the best execution available. In seeking the best price and execution, Schroders considers all factors it deems relevant, including price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction (taking into account market prices and trends), the reputation, experience, and financial stability of the broker-dealer involved, and the quality of service rendered by the broker-dealer in other transactions.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research, statistical, and quotation services from several broker-dealers that execute portfolio transactions for the clients of such advisers. Consistent with this practice, Schroders receives research, statistical, and quotation services from many broker-dealers with which it places the Fund's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services are of value to Schroders and its affiliates in advising various of their clients (including the Trust), although not all of these services are necessarily useful and of value in managing the Fund. The investment advisory fee paid by the Fund is not reduced because Schroders and its affiliates receive such services.

     As permitted by Section 28(e) of the Securities Exchange Act of 1934, as
amended (the "Securities Exchange Act"), and by the Management Contract,
Schroders may cause the Fund to pay a

                                      -44-

broker that provides brokerage and research services to Schroders an amount of disclosed commission for effecting a securities transaction for the Fund in excess of the commission which another broker would have charged for effecting that transaction. Schroders' authority to cause the Fund to pay any such greater commissions is also subject to such policies as the Trustees may adopt from time to time.

     SIMNA Ltd., in its capacity as subadviser to the Fund, observes substantially the same allocation and brokerage and research policies and practices as those observed by Schroders described above.

     OTHER PRACTICES. Schroders and its affiliates also manage private investment companies ("hedge funds") that are marketed to, among others, existing Schroders clients. These hedge funds may invest in the same securities as those invested in by the Fund. The hedge funds' trading methodologies are generally different than those of the Fund and usually include short selling and the aggressive use of leverage. At times, the hedge funds may be selling short securities held long in the Fund. At times, the hedge funds may be selling short securities held long in the Fund.

DETERMINATION OF NET ASSET VALUE

     The net asset value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange (the
"Exchange") (normally 4:00 p.m., Eastern Time) on each day the Exchange is open for trading.

     Securities for which market quotations are readily available are valued at those quotations. Securities for which current market quotations are not readily available are valued at fair value pursuant to procedures established by the
Board of Trustees, which are summarized below.

     Equity securities listed or traded on a domestic or foreign stock exchange for which last sales information is readily available are valued at the last reported sale price on the exchange on that day or, in the absence of sales that day, at the mean between the closing bid and ask prices (the "mid-market price")
or, if none, the last sale price on the preceding trading day. (Where the securities are traded on more than one exchange, they are valued based on trading on the exchange where the security is principally traded.) Securities purchased in an initial public offering and that have not commenced trading in a secondary market are valued at cost. Unlisted securities for which market quotations are readily available generally are valued at the most recently reported sale prices on any day or, in the absence of a reported sale price, at mid-market prices. In the case of securities traded primarily on the National
Association of Securities Dealers' Automated Quotation System ("NASDAQ"), the
NASDAQ Official Closing Price will, if available, be used to value such securities as such price is reported by NASDAQ to market data vendors. If the
NASDAQ Official Closing Price is not available, such securities will be valued as described above for exchange-traded securities.

     Reliable market quotations are not considered to be readily available for most long-term bonds. Such securities are valued at fair value, generally on the basis of valuations furnished by pricing services, which determine valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders. Below investment grade debt instruments ("high yield debt") and emerging markets debt instruments will generally be valued at prices furnished by pricing services based on the mean of bid and asked prices supplied by brokers or dealers, although, if the bid-asked spread exceeds five points, that security will typically be valued at the bid price. Short-term fixed

                                      -45-

income securities with remaining maturities of 60 days or less are valued at amortized cost, unless Schroders, believes another valuation is more appropriate.

     Options and futures contracts traded on a securities exchange or board of trade shall be valued at the last reported sales price or, in the absence of a sale, at the closing mid-market price on the principal exchange where they are traded. Options not traded on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the most recently reported mid-market price.

     All other securities and other property are valued at fair value based on procedures established by the Board of Trustees.

     All assets and liabilities of the Fund denominated in foreign currencies are translated into U.S. dollars as of the close of trading of the New York
Stock Exchange (normally 4:00 p.m., Eastern time) based on the mean between the last quoted bid and ask price of such currencies against the U.S. dollar.

     If any securities held by the Fund are restricted as to resale, Schroders will obtain a valuation based on the current bid for the restricted security from one or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security. If Schroders is unable to obtain a fair valuation for a restricted security from an independent dealer or other independent party, a pricing committee (comprised of certain officers at
Schroders) shall determine the bid value of such security. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Trust in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities, and any available analysts' reports regarding the issuer.

     Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the New
York Stock Exchange. The values of these securities used in determining the net asset value of the Fund's shares are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds and U.S. Government securities) are determined based on market quotations collected earlier in the day. Occasionally, events affecting the value of such securities may occur between such times and the close of the
Exchange. If events materially affecting the value of such securities occur during such period, then the Fair Value Committee of the Trust may consider whether it is appropriate to value these securities at their fair value.

     The Fund uses FT-Interactive Data ("FT") as a third party fair valuation vendor. FT provides a fair value for foreign securities held by the Fund based on certain factors and methodologies applied by FT in the event that there is movement in the U.S. market that exceeds a specific threshold established by the
Fair Value Committee, designated by the Fund's Trustees, in consultation with the Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. In consultation with the Trustees, the Fair Value Committee also determines a "confidence interval" which will be used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security will

                                      -46-

be fair valued. In the event that the threshold established by the Fair Value
Committee is exceeded on a specific day, the Fund shall value non-U.S.
securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by FT.

     The proceeds received by the Fund for each issue or sale of its shares, and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund, and constitute the underlying assets of the Fund. The underlying assets of the Fund will be segregated on the Trust's books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. The Fund's assets will be further allocated among its constituent classes of shares on the Trust's books of account. Expenses with respect to any two or more funds or classes may be allocated in proportion to the net asset values of the respective funds or classes except where allocations of direct expenses can otherwise be fairly made to a specific fund or class. The net asset value of the Fund's Advisor Shares will generally differ from that of its
Investor Shares due to the variance in dividends paid on each class of shares and differences in the expenses of Advisor Shares and Investor Shares.

REDEMPTION OF SHARES

     The Fund imposes a 2.00% redemption fee on shares redeemed (including in connection with an exchange) two months or less from their date of purchase. The fee is not a sales charge (load); it is paid directly to the Fund.

     The redemption fee may be waived, in Schroders' sole discretion, for certain categories of redemptions that do not raise short-term trading concerns.
These categories include but are not limited to shares redeemed through designated systematic withdrawal plans. The redemption fee does apply to IRAs, and may also apply to shares held in employer-sponsored retirement accounts
(such as 401(k), 403(b), Keogh, profit sharing, SIMPLE IRA, SEP-IRA and money purchase pension accounts) and shares in retirement plans held in broker omnibus accounts.

ARRANGEMENTS PERMITTING FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

     The Fund has no arrangements with any person to permit frequent purchases and redemptions of the Fund shares.

TAXES

     The following discussion of U.S. federal income tax consequences is based on the Internal Revenue Code of 1986, as amended ("the Code"), existing U.S.
Treasury regulations, and other applicable authority, as of the date of this
SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Fund. It does not address special tax rules applicable to certain classes of investors, such as, among others, IRAs and other retirement plans, tax-exempt entities, foreign investors, insurance companies, financial institutions and investors making in-kind contributions to the Fund. You should consult your tax advisor for more information about your own tax situation, including possible other federal, state, local, and, where applicable, foreign tax consequences of investing in the Fund.

                                      -47-

     TAXATION OF THE FUND. The Fund intends to qualify each year and elect to be taxed as a "regulated investment company" (a "RIC") under Subchapter M of the
Code.

     As a RIC qualifying to have its tax liability determined under Subchapter
M, the Fund will not be subject to federal income tax on income paid to shareholders in the form of dividends or capital gain distributions.

     In order to qualify as a RIC the Fund must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other RICs and other securities limited generally with respect to any one issuer to not more than 5% of the value of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in (x)
the securities of any one issuer (other than the U.S. Government or other RICs)
or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades and businesses or (y) the securities of one or more qualified publicly traded partnerships (as defined below); and (c)
distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid - generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income, for such year. The Fund intends to make such distributions.

     In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, the American Jobs Creation Act of 2004
(the "2004 Act"), provides that for taxable years of a regulated investment company beginning after October 22, 2004, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (defined as a partnership
(i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii)
that derives less than 90% of its income from the qualifying income described in paragraph (a) above) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of paragraph (b) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

     If the Fund does not qualify for taxation as a RIC for any taxable year, the Fund's taxable income will be subject to corporate income taxes, and all distributions from earnings and profits, including distributions of net tax-exempt income and net long-term capital gains (if any), will be taxable to shareholders as ordinary income. In addition, in order to requalify for taxation as a RIC, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest, and make certain distributions.

     If the Fund fails to distribute in a calendar year substantially all of its ordinary income for such year and substantially all of its capital gain net income for the one-year period ending October 31 (or later if the Fund is permitted so to elect and so elects), plus any retained amount from the prior years (to the

                                      -48-

extent not previously subject to tax under subchapter M), the Fund will be subject to a 4% excise tax on the under-distributed amounts. A dividend paid to shareholders by the Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October,
November, or December of that preceding year. The Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax.

     TAXABLE DISTRIBUTIONS. For federal income tax purposes, distributions of investment income (other than exempt-interest dividends, as described below) are taxed to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated the gains, rather than how long you owned your shares. Distributions of net capital gains from the sale of investments that the Fund has held for more than one year and that are properly designated by the Fund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

     For taxable years beginning before January 1, 2011, "qualified dividend income" received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is
60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the
181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise)
to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established security market in the United States) or (b) treated as a passive foreign investment company.

     In general, distributions of investment income designated by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such
Fund's shares. In any event, if the aggregate qualified dividends received by the Fund during any taxable year are 95% or more of its gross income, then 100%
of the Fund's dividends (other than property designated capital gain dividends)
will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

     Distributions are taxable to shareholders even if they are paid from income or gains earned by the Fund before a shareholder's investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

     Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets - for taxable years beginning before January 1,
2011.

                                      -49-

     TRANSACTIONS IN FUND SHARES. The sale, exchange or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss realized upon such a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise the gain or loss on the sale, exchange or redemption of Fund shares will be treated as short-term capital gain or loss. However, if a shareholder sells shares at a loss within six months of purchase, any loss will be disallowed for federal income tax purposes to the extent of any exempt-interest dividends received on such shares. In addition, any loss (not already disallowed as provided in the preceding sentence) realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any amounts treated as distributions from the Fund of long-term capital gain with respect to the shares during the six-month period. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the same Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

     FOREIGN INVESTMENTS. The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations of the foreign currency concerned.

     With respect to investment income and gains received by the Fund from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes to which the Fund will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and, therefore, cannot be determined in advance. In addition, the
Fund's investments in foreign securities may increase or accelerate the Fund's recognition of ordinary income or loss and may affect the timing or amount of the Fund's distributions, including in situations where such distributions may economically represent a return of a particular shareholder's investment.
Investments, if any, in "passive foreign investment companies" could subject the
Fund to U.S. federal income tax or other charges on certain distributions from such companies and on disposition of investments in such companies; however, the tax effects of such investments may be mitigated by making an election to mark such investments to market annually or treat the passive foreign investment company as a "qualified electing fund."

     If more than 50% of the Fund's assets at year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes. It is anticipated that shareholders of the Fund generally will not be entailed to claim a credit or deduction with respect to foreign taxes. A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by the Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction for the amount of such taxes.
In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

     HEDGING TRANSACTIONS. If the Fund engages in hedging transactions, including hedging transactions in options, forward or futures contracts, and straddles, or other similar transactions, it will be

                                      -50-

subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gain into short-term capital gain, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund.

     BACKUP WITHHOLDING. The Fund is generally required to withhold a percentage of certain of your dividends and other distributions if you have not provided the Fund with your correct taxpayer identification number (normally your Social
Security number), or if you are otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2010.

     TAX SHELTER REPORTING REGULATIONS. Under Treasury regulations, if a shareholder realizes a loss on disposition of the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

     NON-U.S. SHAREHOLDERS. In general, dividends (other than capital gain dividends) paid by the Fund to a shareholder that is not a "U.S. person" within the meaning of the Code (a "foreign person") are subject to withholding of U.S.
federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the 2004 Act, effective for taxable years of the Fund beginning after December
31, 2004 and before January 1, 2008, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or
(z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly designated by the Fund (an
"interest-related dividend"), and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United
States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the
Fund (a "short-term capital gain dividend"). The Fund may opt not to designate dividends as interest-related dividends or short-term capital gain dividends to the full extent permitted by the Code. In addition, as indicated above, capital gain dividends will not be subject to withholding of U.S. federal income tax.

                                      -51-

     If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

     The 2004 Act modifies the tax treatment of distributions from the Fund that are paid to a foreign person and are attributable to gain from "U.S. real property interests" ("USRPIs"), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor)
in "U.S. real property holding corporations" such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation's U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, which is generally effective for taxable years of RICs beginning after December 31, 2004 and which applies to dividends paid or deemed paid on or before December 31,
2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs (a "FIRPTA Distribution") will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

     Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the Fund beginning after December 31, 2004) the capital gain dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs.

PRINCIPAL HOLDERS OF SECURITIES

     As of the date hereof, no shares of the Fund are outstanding.

CUSTODIAN

     JP Morgan Chase Bank, 270 Park Avenue, New York, New York, is the custodian of the assets of the Fund. The custodian's responsibilities include safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund's investments. The custodian does not determine the investment policies of the
Fund or decide which securities the Fund will buy or sell.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

     Boston Financial Data Services, Inc., Two Heritage Drive, North Quincy,
Massachusetts 02171, is the Trust's registrar, transfer agent, and dividend disbursing agent.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                                      -52-

     PricewaterhouseCoopers LLP, the Trust's independent registered public accounting firm, provides audit services, and tax return preparation services.
Their address is Two Commerce Square, Suite 1700, 2001 Market Street,
Philadelphia, Pennsylvania 19103.

CODE OF ETHICS

     Schroders, Schroder Fund Advisors Inc., the Trust's distributor, and SIMNA
Ltd. have each adopted a Code of Ethics, and the Trust, Schroder Capital Funds
(Delaware) and Schroder Global Series Trust have adopted a combined Code of
Ethics, pursuant to the requirements of Rule 17j-1 of the Investment Company
Act. Subject to certain restrictions, these Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased or held by the Fund. The Codes of Ethics have been filed as exhibits to the Trust's Registration Statement.

PROXY VOTING POLICIES AND PROCEDURES

     The Trust has delegated authority and responsibility to vote any proxies relating to voting securities held by the Fund to Schroders, which intends to vote such proxies in accordance with its proxy voting policies and procedures. A copy of Schroders' proxy voting policies and procedures is attached as Appendix
A to this SAI. Information regarding how Schroders voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, through the Schroders Funds' website at www.schroderfunds.com; and (2) on the Securities and Exchange Commission's
website at www.sec.gov.

LEGAL COUNSEL

     Ropes & Gray LLP, One International Place, Boston, Massachusetts
02110-2624, serves as counsel to the Trust.

SHAREHOLDER LIABILITY

     Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's
Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust provides for indemnification out of each Fund's property for all loss and expense of any shareholder held personally liable for the obligations of such Fund. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

FINANCIAL STATEMENTS

     As the Fund has not commenced operations, financial statements for the Fund are unavailable.

                                      -53-

APPENDIX A

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS
OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS

This document sets forth Schroder Investment Management North America Inc.'s
("Schroders") policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that Schroders:

     o    Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and

     o    Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how Schroders voted proxies.

Rule 30b1-4 requires that the Schroder US Mutual Funds (the "Funds"):

     o    Disclose their proxy voting policies and procedures in their registration statements and

     o    Annually, file with the SEC and make available to shareholders their actual proxy voting.

(A)  PROXY VOTING GENERAL PRINCIPLES

Schroders will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by Schroders (unless this responsibility has been retained by the client).

Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.

Proxies will be voted in a manner which is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.

PROXY COMMITTEE

The Proxy Committee consists of investment professionals and other officers and is responsible for ensuring compliance with this proxy voting policy. The
Committee meets quarterly to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.

The procedure for evaluating proxy requests is as follows:

Schroders' Global Corporate Governance Team (the "Team") is responsible for the initial evaluation of the proxy request, for seeking advice where necessary, especially from the US small cap and mid cap product heads, and for consulting with portfolio managers who have invested in the company should a controversial issue arise.

When making proxy-voting decisions, Schroders generally adheres to the Global
Corporate Governance Policy (the "Policy"), as revised from time to time. The
Policy, which has been developed by Schroders'

                                      A-1

Global Corporate Governance Team and approved by the Schroders Proxy Committee, sets forth Schroders' positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Proxy Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.

Schroders uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services.
ISS's primary function with respect to Schroders is to apprise the Group of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although Schroders may consider ISS's and others' recommendations on proxy issues, Schroders bears ultimate responsibility for proxy voting decisions.

Schroders may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.

CONFLICTS

From time to time, proxy voting proposals may raise conflicts between the interests of Schroders' clients and the interests of Schroders and/or its employees. Schroders is adopting this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.

For example, conflicts of interest may arise when:

     o    Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with
          Schroders;

     o    A proponent of a proxy proposal has a client relationship with
          Schroders;

     o    A proponent of a proxy proposal has a business relationship with
          Schroders;

     o    Schroders has business relationships with participants in proxy contests, corporate directors or director candidates;

The Team is responsible for identifying proxy voting proposals that may present a material conflict of interest. If Schroders receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. The
Team will determine whether a proposal is material as follows:

     o    Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless the
          Team has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

     o    Non-Routine Proxy Proposals: Proxy proposals that are "non-routine"
          will be presumed to involve a material conflict of interest, unless the Team determines that neither Schroders nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for

                                      A-2

          management (e.g., stock, option plans, retirement plans,
          profit-sharing or other special remuneration plans). If the Team determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, Schroders will address matters involving such conflicts of interest as follows:

     A. If a proposal is addressed by the Policy, Schroders will vote in accordance with such Policy;

     B. If Schroders believes it is in the best interests of clients to depart from the Policy, Schroders will be subject to the requirements of C or D below, as applicable;

     C. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, Schroders may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against Schroders' own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and

     D. If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and Schroders believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then
Schroders must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by Schroders; or
(c) obtain approval of the decision from the Chief Compliance Officer and the
Chief Investment Officer. The rationale of such vote will be memorialized in writing.

RECORD OF PROXY VOTING

     The Team will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.

The Team will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by the
Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the
Chief Investment Officer.

Schroders will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written)
from any client for proxy voting information.

Such records will be maintained for six years and may be retained electronically.

Additional Reports and Disclosures for the Schroder Funds

The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by Schroders, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule
30b1-4:

     For each matter on which a fund is entitled to vote:

                                      A-3

     o    Name of the issuer of the security;

     o    Exchange ticker symbol;

     o    CUSIP number, if available;

     o    Shareholder meeting date;

     o    Brief summary of the matter voted upon;

     o    Source of the proposal, i.e., issuer or shareholder;

     o    Whether the fund voted on the matter;

     o    How the fund voted; and

     o    Whether the fund voted with or against management.

Further, the Funds are required to make available to shareholders the Funds'
actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.

July 30, 2003

                                      A-4

APPENDIX B

FIXED INCOME AND COMMERCIAL PAPER RATINGS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

FIXED-INCOME SECURITY RATINGS

"Aaa" Fixed-income securities which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa" Fixed-income securities which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade fixed-income securities. They are rated lower than the best fixed-income securities because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

"A" Fixed-income securities which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa" Fixed-income securities which are rated "Baa" are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured.
Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such fixed-income securities lack outstanding investment characteristics and in fact have speculative characteristics as well.

Fixed-income securities rated "Aaa", "Aa", "A" and "Baa" are considered investment grade.

"Ba" Fixed-income securities which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future.
Uncertainty of position characterizes bonds in this class.

"B" Fixed-income securities which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

"Caa" Fixed-income securities which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

"Ca" Fixed-income securities which are rated "Ca" present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

                                      B-1

"C" Fixed-income securities which are rated "C" are the lowest rated class of fixed-income securities, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating Refinements: Moody's may apply numerical modifiers, "1", "2", and "3" in each generic rating classification from "Aa" through "B" in its fixed-income security rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and a modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

COMMERCIAL PAPER RATINGS

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months.
The ratings apply to Municipal Commercial Paper as well as taxable Commercial
Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:
"Prime-1", "Prime-2", "Prime-3".

Issuers rated "Prime-1" have a superior capacity for repayment of short-term promissory obligations.

Issuers rated "Prime-2" have a strong capacity for repayment of short-term promissory obligations; and

Issuers rated "Prime-3" have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated "Not Prime" do not fall within any of the Prime rating categories.

STANDARD & POOR'S RATING SERVICES ("STANDARD & POOR'S")

FIXED-INCOME SECURITY RATINGS

A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

"AAA" Fixed-income securities rated "AAA" have the highest rating assigned by
Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

"AA" Fixed-income securities rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

                                      B-2

"A" Fixed-income securities rated "A" have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than fixed-income securities in higher-rated categories.

"BBB" Fixed-income securities rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for fixed-income securities in this category than for fixed-income securities in higher-rated categories.

Fixed-income securities rated "AAA", "AA", "A" and "BBB" are considered investment grade.

"BB" Fixed-income securities rated "BB" have less near-term vulnerability to default than other speculative grade fixed-income securities. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity or willingness to pay interest and repay principal.

"B" Fixed-income securities rated "B" have a greater vulnerability to default but presently have the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

"CCC" Fixed-income securities rated "CCC" have a current identifiable vulnerability to default, and the obligor is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

"CC" The rating "CC" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC" rating.

"C" The rating "C" is typically applied to fixed-income securities subordinated to senior debt which is assigned an actual or implied "CCC-" rating.

"CI" The rating "CI" is reserved for fixed-income securities on which no interest is being paid.

"D" An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

"NR" Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Fixed-income securities rated "BB", "B", "CCC", "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and
"C" the highest degree of speculation. While such fixed-income securities will likely have some quality and protective characteristics, these are out-weighed by large uncertainties or major risk exposures to adverse conditions.

                                      B-3

Plus (+) or minus (-): The rating from "AA" TO "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

COMMERCIAL PAPER RATINGS

Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than
365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper.

Issues assigned "A" ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation
"1", "2", and "3" to indicate the relative degree of safety.

"A-1" Indicates that the degree of safety regarding timely payment is very strong.

"A-2" Indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

"A-3" Indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

FITCH INVESTORS SERVICE, INC. ("FITCH")

FIXED INCOME SECURITY RATINGS

Investment Grade

AAA: Bonds considered to be investment grade and of the highest credit quality.
The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and
"AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality.
The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore, impair

                                      B-4

timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

High Yield Grade

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

DDD, DD, and D: Bonds are in default of interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. "DDD"
represents the highest potential for recovery on these bonds, and "D" represents the lowest potential for recovery.

Plus (+) or Minus (-): The ratings from AA to C may be modified by the addition of a plus or minus sign to indicate the relative position of a credit within the rating category.

NR: Indicates that Fitch does not rate the specific issue.

Conditional: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Short-Term Ratings

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated
"F-1+".

F-2: Good Credit Quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the
"F-1+" and "F-1 " categories.

                                       B-5

F-3: Fair Credit Quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, however, near-term adverse changes could cause these securities to be rated below investment grade.

DUFF & PHELPS

FIXED INCOME SECURITIES

Investment Grade

AAA: Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free US Treasury debt.

AA+, AA, and AA-: High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, and A-: Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, and BBB-: Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

High Yield Grade

BB+, BB, and BB-: Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, and B-: Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes.
Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC: Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

Preferred stocks are rated on the same scale as bonds but the preferred rating gives weight to its more junior position in the capital structure. Structured financings are also rated on this scale.

CERTIFICATES OF DEPOSIT RATINGS

Category 1: Top Grade

Duff 1 plus: Highest certainty of timely payment. Short-term liquidity including internal operating factors and/or ready access to alternative sources of funds, is outstanding, and safety is just below risk-free US Treasury short-term obligations.

                                       B-6

Duff 1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good Fundamental protection factors. Risk factors are minor.

Duff 1 minus: High certainty of timely payment. Liquidity factors are strong and supported by good Fundamental protection factors. Risk factors are very small.

Category 2: Good Grade

Duff 2: Good certainty of timely payment. Liquidity factors and company
Fundamentals are sound. Although ongoing Funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

Category 3: Satisfactory Grade

Duff 3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation.
Nevertheless timely payment is expected.

No ratings are issued for companies whose paper is not deemed to be of investment grade.

                                      B-7